                                  EXHIBIT 10.1

                           SECOND AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                   DATED AS OF

                                  MAY 15, 1997

                                     BETWEEN

                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                                   AS BORROWER

                              GLIMCHER REALTY TRUST

                                       AND

                         GLIMCHER PROPERTIES CORPORATION

                                  AS GUARANTORS

                                       AND

                          THE HUNTINGTON NATIONAL BANK

                                       AND

                          KEYBANK NATIONAL ASSOCIATION

                                       AND

                               FLEET NATIONAL BANK

                                       AND

                         STAR BANK, NATIONAL ASSOCIATION

                                       AND

                      PNC BANK, OHIO, NATIONAL ASSOCIATION

                                       AND

                               THE PROVIDENT BANK

                                       AND

                         NATIONAL CITY BANK OF COLUMBUS

                                       AND

                              BANKERS TRUST COMPANY

                                   AS LENDERS

                                       AND

                          THE HUNTINGTON NATIONAL BANK

                                       AND

                          KEYBANK NATIONAL ASSOCIATION

                                  AS CO-AGENTS

                                       AND

                          THE HUNTINGTON NATIONAL BANK

                             AS ADMINISTRATIVE AGENT






Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio  43215
(614) 227-2000

                                TABLE OF CONTENTS

SECTION                                                                                                      PAGE #
-------                                                                                                      ------

SECTION 1.        AMOUNT OF LOAN................................................................................-1-
         1.1      Commitment to Lend............................................................................-1-
                  ------------------
         1.2      Realignment of Banks..........................................................................-2-
                  --------------------
         1.3      Additional Banks..............................................................................-2-
                  ----------------
         1.4      Advances; Termination Date....................................................................-4-
                  --------------------------
         1.5      Letters of Credit.............................................................................-4-
                  -----------------
         1.6      Interim Reserve...............................................................................-5-
                  ---------------

SECTION 2.        INTEREST RATE.................................................................................-5-
         2.1      Prime Interest Rate...........................................................................-5-
                  -------------------
         2.2      LIBO Rate.....................................................................................-6-
                  ---------
         2.3      Notice of Election............................................................................-7-
                  ------------------
         2.4      Interest Calculation and Interest Payment Date................................................-8-
                  ----------------------------------------------
         2.5      Additional Costs..............................................................................-9-
                  ----------------
         2.6      Limitations on Requests and Elections........................................................-10-
                  -------------------------------------
         2.7      Illegality and Impossibility.................................................................-11-
                  ----------------------------
         2.8      Indemnification..............................................................................-12-
                  ---------------
         2.9      Survival of Obligations......................................................................-12-
                  -----------------------
         2.10     Commitment, Modification and Quarterly Usage Fees; Cancellation and Reduction
                  -----------------------------------------------------------------------------
                  and Increase of Commitment...................................................................-12-
                  --------------------------
         2.11     Interest Rate after Default..................................................................-13-
                  ---------------------------

SECTION 3.        EVIDENCE OF THE LOAN AND TERMS OF PAYMENT....................................................-13-

SECTION 4.        PREPAYMENT...................................................................................-14-

SECTION 5.        USE OF PROCEEDS..............................................................................-14-

SECTION 6.        COSTS AND EXPENSES...........................................................................-14-

SECTION 7.        COLLATERAL POOL..............................................................................-14-

SECTION 8.        WARRANTIES AND REPRESENTATIONS...............................................................-16-
         8.1      Subsidiaries and Unconsolidated Affiliates ..................................................-17-
                  ------------------------------------------
         8.2      Corporate Organization and Authority.........................................................-18-
                  ------------------------------------
         8.3      Financial Statements.........................................................................-18-
                  --------------------
         8.4      Full Disclosure..............................................................................-18-
                  ---------------
         8.5      Pending Litigation...........................................................................-19-
                  ------------------
         8.6      Borrowing is Legal and Authorized............................................................-19-
                  ---------------------------------
         8.7      No Defaults..................................................................................-20-
                  -----------
         8.8      Government Consent...........................................................................-20-
                  ------------------
         8.9      Taxes........................................................................................-20-
                  -----
         8.10     Compliance with Law..........................................................................-21-
                  -------------------
         8.11     Restrictions on Company and Guarantor........................................................-21-
                  -------------------------------------
         8.12     Environmental Protection.....................................................................-21-
                  ------------------------
         8.13     Regulation U.................................................................................-23-
                  ------------
         8.14     Americans with Disabilities Act..............................................................-23-
                  -------------------------------
         8.15     No Restrictions on Cash Flow.................................................................-24-
                  ----------------------------

SECTION 9.        CLOSING AND DISBURSEMENT CONDITIONS..........................................................-24-
         9.1      Resolutions and Incumbency Certificate.......................................................-24-
                  --------------------------------------
         9.2      Guarantees...................................................................................-24-
                  ----------
         9.3      Opinion of Counsel...........................................................................-25-
                  ------------------

         9.4      Compliance with this Agreement...............................................................-25-
                  ------------------------------
         9.5      Compliance Certificate.......................................................................-25-
                  ----------------------
         9.6      Warranties and Representations...............................................................-25-
                  ------------------------------
         9.7      Release by Certain Banks.....................................................................-25-
                  ------------------------

         9.8      Title Insurance, Surveys and Other Matters Concerning the Collateral Pool....................-25-
                  -------------------------------------------------------------------------
         9.9      Post-Closing Documents.......................................................................-27-
                  ----------------------

SECTION 10.       COMPANY BUSINESS COVENANTS...................................................................-27-
         10.1     Payment of Taxes and Claims..................................................................-27-
                  ---------------------------
         10.2     Maintenance of Properties and Corporate Existence............................................-28-
                  -------------------------------------------------
         10.3     Sale of Assets or Merger.....................................................................-29-
                  ------------------------
         10.4     Liens and Encumbrances.......................................................................-29-
                  ----------------------
         10.5     Other Borrowings.............................................................................-30-
                  ----------------
         10.6     [Intentionally omitted]......................................................................-30-
         10.7     Loans and Advances...........................................................................-31-
                  ------------------
         10.8     Acquisition of Capital Stock.................................................................-31-
                  ----------------------------
         10.9     [Intentionally omitted]......................................................................-31-
         10.10    Tangible Net Worth...........................................................................-31-
                  ------------------
         10.11    [Intentionally omitted]......................................................................-31-
         10.12    [Intentionally omitted]  ....................................................................-31-
         10.13    [Intentionally omitted]......................................................................-32-
         10.14    Investments in Joint Ventures................................................................-32-
         10.15    ERISA........................................................................................-32-
                  -----
         10.16    Qualification of Glimcher Realty Trust as a REIT.............................................-33-
                  ------------------------------------------------
         10.17    [Intentionally omitted]......................................................................-33-
         10.18    Changes in Ownership Structure...............................................................-33-
                  ------------------------------
         10.19    Changes in Lines of Business.................................................................-33-
                  ----------------------------
         10.20    Interest Rate Protection Contract............................................................-33-
                  ---------------------------------
         10.21    Further Appraisals...........................................................................-34-
                  ------------------
         10.22    Sale of Glimcher Shares......................................................................-34-
                  -----------------------
         10.23    [Intentionally omitted]......................................................................-34-
         10.24    [Intentionally omitted]......................................................................-34-
         10.25    Maximum Dividend Payout......................................................................-34-
                  -----------------------
         10.26    Other Agreements.............................................................................-35-
                  ----------------
         10.27    Investment in Retail Properties..............................................................-36-
                  -------------------------------
         10.28    Ratio of Project Costs to Asset Value .......................................................-36-
                  -------------------------------------
         10.29    Total Debt to Total Asset Value..............................................................-36-
                  -------------------------------
         10.30    EBITDA to Total Debt Service of Consolidated and Unconsolidated Affiliates-38-
                  --------------------------------------------------------------------------
         10.31    Notice of Other Defaults.....................................................................-38-
                  ------------------------

SECTION 11.  INFORMATION AS TO COMPANY AND GUARANTOR...........................................................-39-

SECTION 12.  EVENTS OF DEFAULT.................................................................................-42-
         12.1     Nature of Events............................................................................ -42-
         12.2     Default Remedies.............................................................................-43-
                  ----------------

SECTION 13.  MISCELLANEOUS.....................................................................................-44-
         13.1     Notices......................................................................................-44-
                  -------
         13.2     Reproduction of Documents....................................................................-46-
                  -------------------------
         13.3     Survival.....................................................................................-46-
                  --------
         13.4     Successors and Assigns.......................................................................-47-
                  ----------------------
         13.5     Duplicate Originals..........................................................................-47-
                  -------------------
         13.6     Governing Law................................................................................-47-
                  -------------
         13.7     Accounting Terms and Computations............................................................-47-
                  ---------------------------------
         13.8     Consent to Jurisdiction and Waiver of Objection to Venue.....................................-47-
                  --------------------------------------------------------
         13.9     WAIVER OF JURY TRIAL.........................................................................-48-
                  --------------------
         13.10    Definitions................................................................................. -48-
                  -----------

         13.11    Nonrecourse to Trustees......................................................................-52-
                  -----------------------
         13.12    Agreement as to Confidentiality of Company and Guarantor Information.........................-52-
                  --------------------------------------------------------------------



SECTION 14        THE CO-AGENTS AND THE ADMINISTRATIVE AGENT...................................................-53-
         14.1     Appointment..................................................................................-53-
                  -----------
         14.2     Nature of Duties.............................................................................-54-
                  ----------------
         14.3     Lack of Reliance on the Co-Agents or Administrative Agent
                  ---------------------------------------------------------
                  and Resignation..............................................................................-55-
                  ---------------
         14.4     Certain Rights of the Agent..................................................................-56-
                  ---------------------------
         14.5     Reliance.....................................................................................-57-
                  --------
         14.6     Notice of Default............................................................................-57-
                  -----------------
         14.7     Indemnification..............................................................................-58-
                  ---------------
         14.8     The Co-Agents and the Administrative Agent in Their
                  ---------------------------------------------------
                  Individual Capacities........................................................................-58-
                  ---------------------
         14.9     Amendment and Modifications..................................................................-59-
                  ---------------------------
         14.10    Pro Rata Treatment and Payments..............................................................-60-
                  -------------------------------
         14.11    Funding of Advances..........................................................................-60-
                  -------------------
         14.12    Delinquency..................................................................................-61-
                  -----------
         14.13    Equalization.................................................................................-62-
                  ------------
         14.14    Assignment of Interests......................................................................-63-
                  -----------------------


Exhibits
--------

Exhibit A -       Form of Amendment to Loan Agreement
Exhibit B -       Form of Promissory Note
Exhibit C -       Form of Guaranty of Glimcher Realty Trust
Exhibit D -       Form of Guaranty of Glimcher Properties Corporation
Exhibit E -       Description of Company's Counsel Closing Opinion
Exhibit F-1 -     Form of Operating Projections
Exhibit F-2 -     Form of Operating Budget

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT
                   ------------------------------------------

         This Second Amended and Restated Loan Agreement (this "Agreement") is entered into by and among The Huntington National Bank, KeyBank National Association, Fleet National Bank, Star Bank, National Association, PNC Bank, Ohio, National Association, The Provident Bank, National City Bank of Columbus, and Bankers Trust Company and certain other banks that may hereafter become parties to this Agreement, as provided herein, as lenders (collectively, the "Banks"); The Huntington National Bank and KeyBank National Association , as co-agents (the "Co- Agents"), The Huntington National Bank, as administrative agent (the "Administrative Agent"); Glimcher Properties Limited Partnership, as borrower (the "Company"); and Glimcher Realty Trust and Glimcher Properties Corporation, as guarantors (collectively the "Guarantor, "but all the obligations, warranties, representations and covenants of these two guarantors under this Agreement shall be joint and several), as of the 15th day of May, 1997, in order to amend and restate a First Amended and Restated Loan Agreement entered into by and among The Huntington National Bank, Society National Bank, a bank group, the Company and the Guarantor as of the 30th day of June, 1995, as thereafter amended (the "First Restated Agreement"). The First Restated Agreement is hereby amended and restated in its entirety to provide as follows:

SECTION 1.  AMOUNT OF LOAN.
1.1      Commitment to Lend.
         ------------------

         The Banks agree to lend to the Company sums and issue letters of credit in face amounts totalling an aggregate amount of $190,000,000.00 (hereinafter referred to as the "Loan"), as co- lenders subject to the terms and conditions of this Agreement. The "Commitment Limit" of each Bank shall be the amount set forth opposite its signature on this Agreement or agreed to in any subsequent amendment to this Agreement, as hereinafter provided in this section. Any other provision of this Agreement notwithstanding, no Bank shall be required to fund any advance or undertake any obligation with respect to letters of credit issued hereunder in an aggregate amount that exceeds its Pro Rata Share of all advances made on the same date or that exceeds the amount of its Commitment Limit. In addition, no Advances shall be made or letters of credit issued at any time if, after giving effect thereto, the sum of the outstanding principal amount of the Loan and the aggregate of the face amounts of outstanding letters of credit (the "Total Outstandings") would exceed the lesser of (a) 65% of the fair market value of the properties then in the Collateral Pool, as determined on the basis of the most recent appraisals accepted by the Banks, and (b) the Aggregate Borrowing Base, as determined as of the end of the most recently completed fiscal quarter based upon the financial information required to be provided by the Company within the time period permitted for delivery of quarterly statements pursuant to Section 11(a). "Aggregate Borrowing Base" shall mean, on any date of determination, the sum of the Borrowing Bases for each property in the Collateral Pool. "Borrowing Base" shall mean the value ascribed to a property in the Collateral Pool for the purpose of this Section 1.1, calculated as follows: the Net Operating Income for such property shall be divided by the product of the Market Constant, 12 and
1.30. "Market Constant" shall mean the factor determined by the Administrative Agent by reference to a standard level constant payment table for a fully amortizing loan with a maturity of 25 years' duration based upon an assumed per annum interest rate equal to the ten-year U.S. Treasury constant maturities interest rate average, as announced weekly in Federal Reserve Statistical Release H.15, plus one and three-quarters percentage points (1.75%). In the event that the Total Outstandings shall at any time exceed the lesser of the amounts described in (a) and (b) above, the Company agrees to provide within 30 days sufficient additional collateral (subject to all the requirements of Sections 7 and 9 hereof) such as to cause the Total Outstandings not to exceed such amount or to make such repayment of the Loan as may be required to reduce the Total Outstandings to the lesser of such amounts.

1.2      Realignment of Banks.
         ---------------------

         Upon the execution and delivery of this Agreement, The Huntington National Bank, individually, shall disburse, as part of its commitment hereunder, such funds as may be necessary to purchase the Pro Rata Shares of The First National Bank of Chicago and Corestates, National Association (the "Terminating Banks") of the principal portion of the Advances outstanding on such date under the First Restated Agreement (the "Existing Advances"). Upon such date, the Company shall pay to the Terminating Banks their Pro Rata Shares of the interest accrued on the Existing Advances. The Existing Advances shall remain outstanding until the end of their respective Interest Periods and shall be repaid with accrued interest to those banks who are "Banks" under the First Restated Agreement in accordance with their Pro Rata Shares as provided therein, except that the

Pro Rata Shares of the Terminating Banks shall be paid to The Huntington National Bank. Bankers Trust Company shall have no share or interest in the Existing Advances or any interest accrued or to accrue thereon. The pro rata sharing of funding and receipt of payment contemplated in this Agreement shall automatically become effective for each Advance made after the date of this Agreement, but shall be effective with respect to all letters of credit issued and remaining outstanding on the effective date of this Agreement, whether issued after such date or issued under the First Restated Agreement. The Company shall pay to Bankers Trust Company its Pro Rata Share of the standby letter of credit fees due with respect to those standby letters of credit issued under the First Restated Agreement and outstanding on the date of this Agreement.

1.3      Additional Banks.
         ----------------

         The Co-Agents may from time to time without the consent of the Company add other commercial banks as Banks under this Agreement. The Commitment Limits of The Huntington National Bank and KeyBank National Association shall be ratably reduced by the amount of the Commitment Limit of each additional Bank. In each case the addition of a Bank shall be made by (a) execution by such Bank, the Co-Agents, the Company and the Guarantor of an amendment in the form of Exhibit A to this Agreement in which the additional Bank agrees to be bound by all the terms and conditions of this Agreement and agrees to a Commitment Limit;
(b) delivery to the additional Bank by the Company of a promissory note in the form of Exhibit B to this Agreement and in the amount of such Bank's Commitment Limit; (c) delivery by the Guarantor of guarantees in favor of such Bank in the form of Exhibits C and D to this Agreement; (d) receipt by the Administrative Agent from the additional Bank of its Pro Rata Share of the outstanding principal amount of the Loan and payment of that amount pro rata to The Huntington National Bank and KeyBank National Association; and (e) delivery by the Company to The Huntington National Bank and KeyBank National Association of promissory notes in the form of Exhibit B in the amount of each such Bank's revised Commitment Limit, together with the return by The Huntington National Bank and KeyBank National Association of the promissory notes being replaced thereby.

1.4      Advances; Termination Date.
         --------------------------

         The Loan shall take the form of a revolving credit, and the outstanding principal balance may be increased and decreased an unlimited number of times. The Company's right to obtain advances pursuant to the Loan shall terminate and the principal balance shall be payable on July 31, 1998 (the "Termination Date"). The Company shall have the right, upon written notice given to the Administrative Agent no later than April 30, 1998, and payment of an extension fee in the amount of $475,000.00, to extend the Termination Date to July 31, 1999. Each request for an advance under this Agreement or for the issuance of a letter of credit shall be directed to the Administrative Agent and accompanied by a statement signed by the Company by its chief executive officer, President or chief financial officer, in such representative capacity, certifying that there does not then exist any Event of Default (as hereinafter defined).

1.5       Letters of Credit.
          -----------------

          As part of the amount of the Loan available to the Company pursuant to
Section 1.1, the Company shall have the right to obtain from the Administrative Agent standby letters of credit in face amounts aggregating up to $25,000,000.00 at any one time outstanding, provided that no letter of credit shall have an expiry date later than one year from the date of issuance, nor shall any such expiry date be later than the Termination Date unless such standby letter of credit is secured through the deposit with the Administrative Agent for the benefit of the Banks of cash equal to the face amount of the letter of credit. Each letter of credit shall be issued by The Huntington National Bank as Administrative Agent in the name of The Huntington National Bank. Each of the Banks hereby absolutely and unconditionally purchases from The Huntington National Bank, and The Huntington National Bank hereby sells to each of the Banks, an undivided participation interest in each letter of credit issued under this Agreement and in each letter of credit issued and outstanding under the First Restated Agreement in an amount equal to each Bank's Pro Rata Share. At the time of and as a condition to the issuance of each standby letter of credit under this Agreement, the Company shall pay to the Administrative Agent, for the benefit of the Banks, an annual issuance fee equal to one percent (1%) of the face amount of the letter of credit. The Company shall pay to the Administrative Agent, individually, its customary fees associated with the administration of standby letters of credit, including but not limited to those fees associated with the issuance of routine amendments and the processing of drawings. The Company's obligation to reimburse the Banks for the amount of a drawing under any standby letter of credit issued as part of the Loan shall be evidenced by a reimbursement agreement in the form customarily used by The Huntington National Bank.

         Upon any failure of the Company promptly to reimburse the Administrative Agent pursuant to the terms of any reimbursement agreement executed and delivered in connection with the Loan, following any drawing upon a letter of credit, such reimbursement amount shall be immediately funded by the Administrative Agent through the making of an Advance under the Loan. Advances for the purpose of paying unreimbursed letter of credit drawings shall continue to be made by the Administrative Agent and funded by the Banks pro rata notwithstanding the existence of any Event of Default or any other cause; provided, however, that in no event shall the Banks be obligated to lend more than $190,000,000.00 in the aggregate, nor shall any individual Bank be obligated to lend more than the amount of its Commitment Limit.

1.6      Interim Reserve.
         ---------------

         If the Company shall not by the date of closing have satisfied the appraisal requirement contained in Section 9.8(b) of this Agreement, the Company shall satisfy such requirement by no later than August 1, 1997. Until this requirement shall have been fully satisfied, the amount of $15,000,000.00 shall be reserved by the Banks from the maximum amount of the Loan available to be drawn upon by the Company through the obtaining of Advances or the issuance of letters of credit.

SECTION 2. INTEREST RATE.

2.1      Prime Interest Rate.
         -------------------

         At all times other than when the Company shall have properly elected to have interest accrue at a rate of interest based upon the LIBO Rate (as hereinafter defined), the Company agrees to pay to the Banks monthly interest on the unpaid balance of the Loan at a variable rate of interest (the "Prime Interest Rate") equal to the Prime Commercial Rate of The Huntington National Bank, from time to time in effect, with each change in the Prime Commercial Rate automatically and immediately changing the interest rate on the Loan without notice to the Company. "Prime Commercial Rate" as used herein shall mean the rate established by The Huntington National Bank from time to time as its Prime Commercial Rate based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the lowest rate charged by The Huntington National Bank to business borrowers. Interest shall be calculated on a 360 day year basis and shall be based on the actual number of days which elapse during the interest calculation period. The Administrative Agent shall use reasonable efforts to advise promptly the Company of any change in the Prime Commercial Rate, but no failure to provide such notice shall constitute any default by the Administrative Agent, the Co-Agents or the Banks under this Agreement.

         "Prime Interest Rate Advance" shall mean any amount borrowed as part of the Loan that bears interest at a rate calculated with reference to the Prime Interest Rate.

2.2      LIBO Rate.
         ---------

         The Company may from time to time prior to the Termination Date elect to have interest accrue on all or part of the outstanding principal balance of the Loan at a rate of interest equal to the LIBO Rate plus the Applicable Percentage (as hereinafter defined). "LIBO Rate" shall mean, with respect to any LIBO Rate Advance and the related Interest Period (as hereinafter defined), the per annum rate that is equal to the quotient of:

         (a) the actual or estimated arithmetic mean of the per annum rates of interest at which deposits in U.S. dollars for the related Interest Period and in an aggregate amount comparable to the amount of such LIBO Rate Advance are being offered to U.S. banks by one or more prime banks in the London interbank market, as determined by the Administrative Agent in its discretion based upon reference to information appearing in Telerate, a service of Telerate Systems Incorporated, in the section captioned "British Bankers Assoc. Interest Settlement Rates," or any comparable index selected by the Administrative Agent, the obtaining of rate quotations, or any other reasonable procedure, at approximately 11:00 a.m. London, England, time, on the second LIBO business day prior to the first day of the related Interest Period; all as determined by the Administrative Agent, such sum to be rounded up, if necessary, to the nearest whole multiple of 1/16 of 1%; divided by

         (b) a percentage equal to 100% minus the rate (expressed as a percentage), if any, at which reserve requirements are imposed on any one or more of the Banks, on the second LIBO business day prior to the first day of the related Interest Period, with respect to any "Eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System or any other regulations of any governmental authority having jurisdiction with respect thereto (including, without limitation, any marginal, emergency, supplemental, special or other reserves) for a term comparable to such Interest Period. This provision is for the benefit of the Banks and is not intended to increase the expected yield to the Banks above the rates of interest provided for in this Agreement.

         "LIBO Rate Advance" shall mean any amount borrowed as part of the Loan that bears interest at a rate calculated with reference to the LIBO Rate. "LIBO business day" shall mean, with respect to any LIBO Rate Advance, a day which is both a day on which all the Banks are open for business and a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

         "Applicable Percentage" shall mean a per annum percentage of interest equal to 1.40% if the Company's Leverage is less than 0.40 to 1; 1.50% if the Company's Leverage is less than 0.50 to 1 and greater than or equal to 0.40 to 1; 1.60% if the Company's Leverage is less than 0.55 to 1 and greater than or equal to 0.50 to 1; and 1.70% if the Company's Leverage is greater than or equal to 0.55 to 1. The "Company's Leverage" shall mean the ratio of the Company's and the Guarantor's, together with all Subsidiaries', consolidated total debt to Total Asset Value, all as calculated pursuant to Section 10.29. Every change in the Applicable Percentage shall become effective for each Advance obtained following the forty-fifth (45th) day after the conclusion of the previous fiscal quarter.

2.3      Notice of Election.
         ------------------

         The Company may initially elect to request an Advance of either type, continue an Advance of one type as an Advance of the then existing type or convert an Advance of one type to an Advance of the other type, by giving notice thereof to the Administrative Agent in writing in such form as the Administrative Agent may reasonably require not later than 10:00 a.m. Columbus time, three LIBO business days prior to the date any such continuation of or conversion to a LIBO Rate Advance is to be effective and not later than 10:00 a.m. Columbus time on the date such continuation or conversion is to be effective in all other cases, provided, that an outstanding Advance may only be converted on the last day of the then current Interest Period (if applicable) with respect to such Advance, and provided, further, that upon the continuation or conversion of an Advance such notice shall also specify the Interest Period (if applicable) to be applicable thereto upon such continuation or conversion. If the Company shall fail to timely deliver such a notice with respect to any outstanding Advance, the Company shall be deemed to have elected to convert such Advance to a Prime Interest

Rate Advance. The initial LIBO Rate Advance hereunder shall be in the minimum amount of $5,000,000.00 and in integral multiples of $200,000.00. Each LIBO Rate Advance thereafter shall be in the amount of $200,000.00 and in integral multiples thereof. No more than five LIBO Rate Advances may be outstanding at one time.

2.4      Interest Calculation and Interest Payment Date.
         ----------------------------------------------

         "Interest Period" shall mean:

         (a) With respect to any LIBO Rate Advance, an initial period commencing, as the case may be, on the day such an Advance shall be made by the Banks, or on the day of conversion of any then outstanding Advance to an Advance of such type, and ending on the date one (1), two (2), three (3), four (4) or six (6) months thereafter, all as the Company may elect pursuant to Section 2.2 of this Agreement, provided, that (i) any Interest Period with respect to a LIBO Rate Advance that shall commence on the last LIBO business day of the calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last LIBO business day of the appropriate subsequent calendar month; and (ii) each Interest Period with respect to a LIBO Rate Advance that would otherwise end on a day which is not a LIBO business day shall end on the next succeeding LIBO business day or, if such next succeeding LIBO business day falls in the next succeeding calendar month, on the next preceding LIBO business day.

         (b) With respect to a Prime Interest Rate Advance, an initial period commencing, as the case may be, on the day such an Advance shall be made by the Banks, or on the day of conversion of any then outstanding Advance to an Advance of such type, and ending on the day of conversion to an Advance of a different type.

         Notwithstanding the provisions of (a) and (b) above, no Interest Period shall be permitted which would end after the Termination Date.

         Interest shall be calculated on a 360 day year basis and shall be based on the actual number of days which elapse during the interest calculation period. Interest shall be due and payable on each Interest Payment Date. "Interest Payment Date" shall mean (i) the last day of each Interest Period in the case of a LIBO Rate Advance and, in the case of any Interest Period which is longer than three (3) months for any such Advance, the ninetieth (90th) day of such Interest Period; and (ii) in the case of a Prime Interest Rate Advance, the first business day of each month.

         The Company shall pay interest at the Prime Interest Rate for one day with respect to any Advance obtained and repaid on the same day.

2.5      Additional Costs.
         -----------------

         In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any one or more of the Banks with any request or directive of any such authority (whether or not having the force of law) (each of the foregoing being referred to as a "Regulatory Requirement"), shall (a) affect the basis of taxation of payments to any one or more of the Banks of any amounts payable by the Company for LIBO Rate Advances under this Agreement (other than taxes imposed on the overall net income of such Bank or Banks by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which such Bank or Banks has its principal office), or (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any one or more of the Banks, or (c) shall impose any other condition, requirement or charge with respect to this Agreement or the Loan (including, without limitation, any capital adequacy requirement, any requirement which affects the manner in which any one or more of the Banks allocates capital resources to its commitments or any similar requirement), and the result of any of the foregoing change in external conditions is to increase the actual cost to such Bank or Banks of making or maintaining the Loan or any Advance thereunder, to reduce the actual amount of any sum receivable by such Bank or Banks thereon, or to reduce the actual rate of return on the capital of such Bank, then, provided such Regulatory Requirement is then being applied or directed to all banks or to a class of banks, and not just to one or more banks as a result of their non-compliance with existing laws, treaties, rules or regulations, or existing directive of an authority interpreting or administering the same, the Company shall pay to the affected Bank or Banks, from time to time, upon request of such Bank or Banks made through the Administrative Agent, additional amounts sufficient to compensate the Bank or Banks for such increased cost, reduced sum receivable or reduced rate of return (collectively, "Reduced Earnings") to the extent such Bank or Banks are not compensated therefor in the computation of the interest rates applicable to the Loan and provided such Reduced Earnings are not the result of a decline in the economic performance of such Bank or Banks not resulting from a Regulatory Requirement. A detailed statement as to the amount of such increased cost, reduced sum receivable or reduced rate of return, prepared in good faith and submitted by any of the Banks so affected to the Company, shall be conclusive and binding for all purposes relative to such Bank, absent manifest error in determination. Any Bank claiming additional compensation shall promptly notify the Administrative Agent and the Company of any event occurring after the date of this Agreement that entitles such Bank to additional compensation pursuant to this Section 2.5, but the failure to give such prompt notice shall not limit a Bank's rights under this Section.

2.6      Limitations on Requests and Elections.
         -------------------------------------

         Notwithstanding any other provision of this Agreement to the contrary, if, upon receiving a request for a LIBO Rate Advance or a request for a continuation of a LIBO Rate Advance or conversion of a Prime Interest Rate Advance to a LIBO Rate Advance (a) deposits in dollars for periods comparable to the Interest Period elected by the Company are not available to any one or more of the Banks in the London interbank market, or (b) the LIBO Rate will not accurately cover the cost to any one or more of the Banks of making or maintaining the related LIBO Rate Advance, or (c) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by one or more of the Banks with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, it is impracticable, unlawful or impossible for any one or more of the Banks (i) to make the relevant LIBO Rate Advance or (ii) to continue such Advance as a LIBO Rate Advance or (iii) to convert an Advance to a LIBO Rate Advance, then the Company shall not be entitled, so long as such circumstances continue, to request a LIBO Rate Advance or a continuation of or conversion to such Advance from the Banks. In the event that such circumstances no longer exist, the Banks shall again consider requests for LIBO Rate Advances and requests for continuations of and conversions to such Advances.

2.7      Illegality and Impossibility.
         ----------------------------

         In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any one or more of the Banks with any request or directive of such authority (whether or not having the force of law), including without limitation exchange controls, shall make it unlawful or impossible for such Bank or Banks to maintain any LIBO Rate Advance under this Agreement, the Company shall after receipt of notice thereof from the Administrative Agent, repay in full the then outstanding principal amount of all LIBO Rate Advances made by the affected Banks together with all accrued interest thereon to the date of payment and all amounts due to the affected Banks under
Section 2.8, (a) on the last day of the then current Interest Period, if any, applicable to such LIBO Rate Advance, if the affected Banks may lawfully continue to maintain such LIBO Rate Advance to such day, or (b) immediately if the affected Banks may not continue to maintain such LIBO Rate Advance to such day. If fewer than all the Banks are affected by such illegality or impossibility, the LIBO Rate Advances made by the affected Banks shall be converted to Prime Interest Rate Advances rather than repaid, and the Company shall pay to the affected Banks all accrued interest on the LIBO Rate Advances to the date of conversion and all amounts due to the affected Banks under
Section 2.8. This provision is for the benefit of the Banks and is not intended to increase the yield to the Banks above the rates of interest provided for in this Agreement. This Section 2.7 shall apply only as long as such illegality exists. The Banks shall use reasonable, lawful efforts to avoid the impact of such law, treaty, rule or regulation. As an alternative to the repayment obligation provided in this Section 2.7, the Company may, at its option, and at the time provided in this Section 2.7, convert any affected Advance or a portion thereof to a Prime Interest Rate Advance or to any LIBO Rate Advance of a duration that remains unaffected by the foregoing external conditions, in each case accompanied by the payment of all accrued interest on the affected Advance to the date of conversion and all amounts due to the affected Banks under
Section 2.8.

2.8      Indemnification.
         ---------------

         If, for any reason, the Company makes any payment of principal with respect to any LIBO Advance on any other date than the last day of an Interest Period applicable thereto or if the

Company fails to borrow any LIBO Rate Advance after notice has been given to the Banks in accordance with Section 2.3, or fails to make any payment of principal or interest in respect of a LIBO Advance when due or at the Termination Date, the Company shall reimburse the Banks on demand for any resulting actual and direct loss or expense incurred by the Banks, determined in the Banks' reasonable opinion, including without limitation any loss incurred in obtaining, liquidating or employing deposits from third parties. A detailed statement as to the amount of such loss or expense, prepared in good faith and submitted by the Administrative Agent to the Company shall be conclusive and binding for all purposes absent manifest error in determination.

2.9      Survival of Obligations.
         -----------------------

         The provisions of Sections 2.5 and 2.8 shall survive the termination of this Agreement and the payment in full of all promissory notes outstanding pursuant hereto.

2.10     Commitment, Modification and Quarterly Usage Fees; Cancellation and
         -------------------------------------------------------------------
         Reduction and Increase of Commitment.
         -------------------------------------

         The Company agrees to pay on or before closing to each of the Banks making a new or increased commitment hereunder, a commitment fee equal to one quarter of one percent (1/4%) of the amount of such new or increased commitment.

         The Company agrees on or before closing to pay a modification fee in the amount of $87,500.00, to be paid to the respective Banks as follows:

                  The Huntington National Bank:                  $37,500.00
                  KeyBank National Association:                  $37,500.00
                  Fleet National Bank                            $2,500.00
                  Star Bank, National Association:               $2,500.00
                  PNC Bank, Ohio, National Association:          $2,500.00
                  The Provident Bank                             $2,500.00
                  National City Bank of Columbus:                $2,500.00

         The Company agrees to pay to the Banks (excepting any Bank that may have ceased to fund its Pro Rata Share of Advances hereunder in violation of the terms of this Agreement) quarterly in arrears, commencing on June 30, 1997, a quarterly usage fee equal to the sum of (x) one-quarter of one percent (1/4%) per annum on the amount by which the actual daily amount of the Loan outstanding during such quarter is less than $95,000,000.00, and (y) one-eighth of one percent (1/8%) per annum on the difference between $190,000,000.00 and the greater of $95,000,000.00 or the actual daily amount of the Loan outstanding during such quarter. For purposes of calculating the usage fee only, the commitment provided for in this Agreement shall be deemed to be outstanding to the extent of (a) 100% of the Company's aggregate Prime Interest Rate Advances and LIBO Rate Advances; and (b) 0% of the aggregate undrawn face amount of standby letters of credit issued under this Agreement. The Company shall be entitled, upon written notice to the Administrative Agent, to cancel or reduce the total commitment provided for herein; provided, however, that any such cancellation or reduction shall be irrevocable, any reduction shall be in the minimum amount of $5,000,000.00, and all then outstanding and unpaid principal (or amount thereof in excess of any remaining commitment), interest accrued thereon and fees, together with any sum due pursuant to Section
2.8 hereof, shall be paid in full to the Banks.

2.11     Interest Rate after Default.
         ---------------------------

         Upon the occurrence of any Event of Default and the expiration of any applicable cure period, interest shall thereafter accrue on the outstanding principal balance of all advances made pursuant to this Agreement at a rate equal to the Prime Interest Rate, plus two percent (2%) per annum.

SECTION 3. EVIDENCE OF THE LOAN AND TERMS OF PAYMENT.

         The Loan shall be evidenced by promissory notes in the form of Exhibit B to this Agreement delivered and made payable to each Bank in the amount of its Commitment Limit, or by one or more notes subsequently executed in substitution therefor. The obligation of the Company to reimburse the Banks for drawings under standby letters of credit issued pursuant to this Agreement shall be evidenced by the reimbursement agreements described in Section 1.2 hereof. Repayment of the Loan shall be made in accordance with the terms of the notes and reimbursement agreements then outstanding pursuant to this Agreement. The Company agrees that all payments and prepayments made pursuant to or in connection with this Agreement will be made to the Administrative Agent by 12:00 noon, Columbus, Ohio, time and that any payment or prepayment made after that time will be deemed to have been made on the next day.

SECTION 4. PREPAYMENT.

         The Company, if not then in default hereunder, and subject to the requirements of Section 2.8, shall have the right without penalty to prepay at any time and from time to time before maturity any amount or amounts due to the Banks pursuant to this Agreement or to any note or notes executed pursuant hereto. Any partial prepayment shall be in the minimum amount of $200,000.00, except to the extent that more than four (4) partial prepayments are made in any one thirty (30) day period, in which event each subsequent partial prepayment during such period shall be in the amount of $1,000,000.00 or any integral multiple thereof.

SECTION 5. USE OF PROCEEDS.

         The proceeds of the Loan shall be used by the Company for the renovation and expansion of the Company's properties, development of retail properties, acquisition of retail properties, tenant improvements, repayment of indebtedness and for working capital and general partnership purposes.

SECTION 6. COSTS AND EXPENSES.

         The Company shall pay all costs and expenses incidental to the extension of credit provided for in this Agreement. Such costs shall include, but not be limited to: (a) reasonable fees and out-of-pocket expenses of the Co-Agents' counsel, and (b) all appraisal and appraisal review fees (except for appraisals obtained by the Banks pursuant to Section 10.21 hereof), title insurance premiums and costs, recording fees, survey fees, inspection fees, revenue stamps and note and mortgage taxes.

SECTION 7. COLLATERAL POOL.

         As security for the Loan, the Company shall grant to the Administrative Agent, as collateral agent for the Banks, a first mortgage lien in the following properties owned by the Company: The Mall at Fairfield Commons in Beavercreek, Ohio; NewTowne Mall in New Philadelphia, Ohio; Indian Mound Mall in Heath, Ohio; Clarksville Plaza, Clarksville, Indiana; East Pointe Plaza, Marysville, Ohio; Middletown Plaza, Middletown, Ohio; Morgantown Plaza, Morgantown, West Virginia; Ohio River Plaza, Gallipolis, Ohio; Plaza Vista Mall, Sierra Vista, Arizona; Steamboat

Bend, Hannibal, Missouri; Stewart Plaza, Mansfield, Ohio (the foregoing properties being referred to in the aggregate as the "Collateral Pool"). The Company, provided there is not then continuing an Event of Default, shall have the right to substitute in the Collateral Pool properties that are of equivalent or greater appraised fair market value and free of all liens and encumbrances other than real estate taxes and assessments not yet due and payable, easements, covenants, conditions and restrictions of record that do not materially interfere with the use of the premises as a mall or shopping center and the rights of parties in possession as tenants only , in each case upon the prior written approval of the Required Banks and, if not included in the Required Banks, the Co-Agents. Substitution of any property shall only be considered by the Banks upon the delivery by the Company to the Banks of (a) Evidence of Value (as hereinafter defined); (b) a current survey satisfactory in form and substance to the Co-Agents; (c) a current environmental report satisfactory in form and substance to the Co-Agents; (d) a current ALTA title insurance commitment and final mortgagee policy of title insurance for such property and all appurtenant easements thereto with such reinsurance and endorsements as the Banks may require, issued by an agent and underwriter acceptable to the Banks and conforming in all respects with the Administrative Agent's title insurance requirements; and (e) evidence that the property is insured under policies providing such coverages and insuring against such risks as is customary with respect to such commercial properties. "Evidence of Value" shall mean an independent appraisal satisfactory in form and substance to the Required Banks, conducted by appraisers selected by the Co-Agents, and in conformity with the usual appraisal standards of the Administrative Agent and with the requirements of all statutes, regulations and interpretations thereof to which the Banks, or any of them, are subject, establishing the substitute property to be of a value equal to or greater than the value of the property for which substitution is being made. In the event that the Required Banks shall determine that the loan to value ratio and Aggregate Borrowing Base requirements of Section 1.1 can be fulfilled without including in the Collateral Pool all the properties identified in this Section 7, and provided that there is not then continuing an Event of Default, the Company shall be permitted to designate the specific properties described in Section 7 that shall be included in the Collateral Pool, subject to the Company's ongoing obligation to remain in compliance at all times with
Section 1.1.

In the event that (A) any of the properties in the Collateral Pool are at any time released from inclusion pursuant to the provisions of this section, and (B) any of such properties are thereafter offered as substitute or additional properties pursuant to the terms hereof, and (C) neither the Company nor the Required Banks are then in possession of information suggesting a material decrease in the fair market value of such properties, and (D) none of the Banks is required by applicable law or regulation to obtain a new appraisal of such property, the Banks agree to accept as Evidence of Value the appraisals on such properties received in connection with the execution of this Agreement.

SECTION 8. WARRANTIES AND REPRESENTATIONS.

         The Company and the Guarantor warrant and represent to the Banks:

8.1      Subsidiaries and Unconsolidated Affiliates.
         ------------------------------------------

         Neither the Company nor the Guarantor has any Subsidiaries except the Company's Subsidiaries, Glimcher Holdings Limited Partnership, Grand Central Limited Partnership, Glimcher Centers Limited Partnership, Glimcher York Associates Limited Partnership and Morgantown Mall Associates Limited Partnership; Glimcher Realty Trust's Subsidiary, Glimcher Properties Corporation; and Glimcher Properties Corporation's subsidiaries, Glimcher Holdings, Inc., Glimcher Centers, Inc., Glimcher York, Inc., Glimcher Johnson City, Inc. and Glimcher Grand Central, Inc. The only non-Subsidiary affiliates of the Company or the Guarantor as of the date of this Agreement are the Company's non-qualified REIT subsidiary, Glimcher Development Corporation, and the following joint venture affiliates: Olathe Mall LLC, Great Plains MetroMall LLC, Glimcher/Glaizers NJ MetroMall LLC, Elizabeth MetroMall LLC, Glimcher/Glaizers LA MetroMall LLC, California MetroMall LLC and Johnson City Venture LLC. Neither the Company nor the Guarantor will create or acquire any Subsidiaries or unconsolidated affiliates without prompt written notice to the Banks after such creation or acquisition.

8.2      Corporate Organization and Authority.
         ------------------------------------

         (a)      The Company:

                  (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, the general partner of which is Glimcher Properties Corporation, a Delaware corporation;

                  (ii) has all requisite partnership power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except to the extent that the lack thereof has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries, taken as a whole; and

                  (iii) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except to the extent that doing so has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries, taken as a whole.

         (b)      Glimcher Realty Trust:

                  (i) is a real estate investment trust duly organized and existing under and by virtue of the laws of the State of Maryland and in good standing with the Department of Assessments and Taxation of Maryland;

                  (ii) has all requisite trust power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except to the extent that the lack thereof has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries, taken as a whole; and

                  (iii) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except to the extent that doing so has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries, taken as a whole.

         (c)      Glimcher Properties Corporation:

                  (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (ii) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except to the extent that the lack thereof has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries, taken as a whole; and

                  (iii) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except to the extent that doing so has no material adverse effect on the properties, operations or financial condition of the Guarantor, the Company and their respective Subsidiaries taken as a whole.

8.3      Financial Statements.
         --------------------

         The consolidated financial statements of Glimcher Realty Trust and its affiliates for the year ended December 31, 1996, provided to the Banks, fairly represent the Company's, the Guarantor's and their respective Subsidiaries' financial conditions as of such date. There has been no material adverse change in the Company's or the Guarantor's financial condition since that date.

8.4      Full Disclosure.
         ---------------

         The financial information referred to in Section 8.3 does not, nor does this Agreement or any written statement furnished by the Company or the Guarantor to the Banks in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact (excepting facts relating to generally prevailing economic conditions ) that the Company or the Guarantor has not disclosed to the Banks in writing which materially adversely affects the properties, business, prospects, profits or condition (financial or otherwise) of the Company, the Guarantor and their respective Subsidiaries, taken as a whole, or the ability of the Company or the Guarantor to perform this Agreement.

8.5      Pending Litigation.
         ------------------

         Except as set forth in Glimcher Realty Trust's annual report on Form 10-K for the year ended December 31, 1996, there are no proceedings pending, or to the knowledge of the Company or the Guarantor threatened, against or affecting the Company or the Guarantor in any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, involve the likelihood of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Company, the Guarantor and their respective Subsidiaries, taken as a whole, or the ability of the Company or the Guarantor to perform this Agreement.

8.6      Borrowing is Legal and Authorized.
         ---------------------------------

         (a) The General Partner of the Company has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein, and this Agreement, the note or notes executed in connection with this Agreement and the other Loan Documents will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, to general equitable principles or to applicable doctrines of commercial reasonableness.

         (b) The respective Trustees and Directors of the Guarantor have duly authorized the execution and delivery of this Agreement and of the Guaranty contemplated herein, and the Guaranty will constitute a valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, to general equitable principles and to applicable doctrines of commercial reasonableness.

         (c) The execution of this Agreement and related notes, the Guarantor's guarantees and other documents by the Company and the Guarantor respectively and the compliance by the Company and the Guarantor with all the provisions of this Agreement and the other Loan Documents are within the respective partnership, trust or corporate powers of the Company and the Guarantor, and are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Company or the Guarantor under the provisions of, any material agreement, charter instrument, bylaw or other instrument to which the Company or the Guarantor is a party or by which it may be bound.

         (d) There are no limitations in any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Guarantor is now a party or by which the Company or the Guarantor may be bound with respect to the payment of principal or interest on any indebtedness of the Company or the Guarantor, including the note or notes to be executed in connection with this Agreement.

8.7      No Defaults.
         -----------

         No event has occurred and no condition exists which, with the giving of notice or lapse of time, or both, would constitute an Event of Default pursuant to this Agreement. Neither the Company nor the Guarantor is in violation in any material respect of any term of any material agreement, charter instrument, bylaw or other material instrument to which it is a party or by which it may be bound.

8.8      Government Consent.
         ------------------

         Neither the nature of the Company or the Guarantor or of either of its business or properties, nor any relationship between the Company or the Guarantor and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Company or the Guarantor as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

8.9      Taxes.
         -----

         (a) All tax returns required to be filed by the Company or the Guarantor in any jurisdiction have in fact been filed prior to their due date or any extension thereof, and all taxes, assessments, fees and other governmental charges upon the Company or the Guarantor, or upon any of either of its respective properties, which are due and payable have been paid or adequate provision or reserve for the payment thereof has been made. Neither the Company nor the Guarantor know of any proposed additional tax assessment against it exceeding in amount $1,000,000.00 as to any one property or $20,000,000.00 in the aggregate.

         (b) The Company and the Guarantor possess sufficient cash to pay all taxes for their respective current fiscal periods.

8.10     Compliance with Law.
         -------------------

         Neither the Company nor the Guarantor:

         (a) is in violation of any laws, ordinances, governmental rules or regulations to which it is subject; or

         (b) has failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business,

which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of the Company, the Guarantor and their respective Subsidiaries, taken as a whole.

8.11     Restrictions on Company and Guarantor.
         -------------------------------------

         Neither the Company nor the Guarantor is a party to any contract or agreement, or subject to any charter or other restriction, which materially and adversely affects the business of the Company or the Guarantor. Neither the Company nor the Guarantor is a party to any contract or agreement which restricts the right or ability of the Company or the Guarantor to incur indebtedness, other than this Agreement. Neither the Company nor the Guarantor has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property included in the Collateral Pool to be subject to a lien or encumbrance, except as may be otherwise permitted pursuant hereto.

8.12     Environmental Protection.
         ------------------------

         Each of the Company and the Guarantor (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned by the Company that is part of the Collateral Pool (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the Company's or the Guarantor's improvement, operation, or use of the Premises which would result in non-compliance with any of the Environmental Laws (as hereinafter defined);
(b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Company or the Guarantor relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Company or the Guarantor relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

         As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, ET SEQ., the Toxic Substances Control Act, 15 U.S.C. Section 2601, ET SEQ., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., the Water Quality Act of 1987, 33 U.S.C. Section 1251, ET SEQ., and the Clean Air Act, 42 U.S.C. Section 7401, ET SEQ., or any state or local statute ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the forementioned Environmental Laws.

         Further, the Company and the Guarantor hereby indemnify the Banks and hold the Banks harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising out of or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Substances on, under or about all of the Premises (whether by the Company or the Guarantor or any employees, agents, contractor or subcontractors of the Company or any predecessor in title of either or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties set forth in this Section 8.12 regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any required or necessary repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Banks in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

         The indemnification provided for herein shall survive the payment in full of the Loan and termination of the commitments contained in this Agreement, but shall not apply to any losses, liabilities, damages, injuries, expenses or costs incurred by any Bank to the extent that they arise from the gross negligence or willful misconduct of such Bank.

8.13     Regulation U.
         ------------

         Neither the Company nor the Guarantor is engaged in the business of purchasing or selling margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or extending credit to others for the purpose of purchasing or carrying margin stock and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or for any other purpose which would violate any of the margin regulations of said Board of Governors.

8.14     Americans with Disabilities Act.
         -------------------------------

         The Company and the Guarantor are and will remain in all respects in compliance with the Americans with Disabilities Act, as the same may be amended from time to time, with respect to all their properties owned now or in the future, except only to the extent that non-compliance has and will have no material adverse effect on any of the Collateral Pool properties or on the properties, operations or financial condition of the Company, the Guarantor and their respective Subsidiaries taken as a whole.

8.15     No Restrictions on Cash Flow.
         ----------------------------

         Except for any restrictions imposed by governmental authorities, there do not now and will not in the future exist any restrictions on the payment to the Company or the Guarantor of the cash flow from any of the respective properties of the Company or the Guarantor after payment of the debt service and operating expenses and funding of any required maintenance or capital improvement reserve account associated with such property, nor will there exist any such restrictions as to that portion of the cash flow from any Joint Venture that is payable to the Company or the Guarantor by reason of their respective pro rata ownership interests in such Joint Venture.

SECTION 9. CLOSING AND DISBURSEMENT CONDITIONS.

         The obligation of the Banks to enter into this Agreement shall be subject to the following conditions precedent:

9.1      Resolutions and Incumbency Certificate.
         --------------------------------------

         The Banks shall have received a certificate signed in his representative capacity by the chief executive officer of the Company and the Guarantor and dated as of the date of this Agreement certifying the adoption of resolutions by the Board of Trustees and the Board of Directors, respectively, of the Guarantor and the Board of Directors of the general partner of the Company, in form and substance satisfactory to the Banks, authorizing the execution of this Agreement and the notes, guarantees and other documents and instruments provided for herein and the performance of all the acts contemplated hereby, together with a certificate signed by the chief executive officer of the Company certifying the names and offices of each of the executive officers of the Company as of the date of this Agreement, in form and substance satisfactory to the Banks, and containing the signature of each officer authorized to sign this Agreement and any documents and instruments to be executed in connection therewith.

9.2      Guarantees.
         ----------

         Each of the Banks shall have received from Glimcher Realty Trust and Glimcher Properties Corporation signed written agreements in the form of Exhibits C and D respectively to this Agreement addressed to each Bank and guaranteeing the payment of all present and future indebtedness owing from the Company to such Bank in connection with this Agreement.

9.3      Opinion of Counsel.
         ------------------

         The Co-Agents shall have received from the General Counsel for the Company and the Guarantor the closing opinion described in Exhibit E to this Agreement.

9.4      Compliance with this Agreement.
         ------------------------------

         The Company and the Guarantor shall have performed and complied in all material respects with all agreements and conditions contained herein which are required to be performed or complied with by the Company or the Guarantor before or at closing.

9.5      Compliance Certificate.
         ----------------------

         The Co-Agents shall have received certificates dated the date upon which this Agreement is executed and signed by the chief executive officer or chief financial officer of the Company and of the Guarantor, certifying that the conditions specified in Section 9.4 have been fulfilled.

9.6      Warranties and Representations.
         ------------------------------

         On the date of each advance pursuant to the Loan, the warranties and representations set forth in Section 8 hereof shall be true and correct in all material respects on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date.

9.7      Release by Certain Banks.
         ------------------------

         The First National Bank of Chicago and Corestates, National Association shall have been paid all sums owing to them under the First Restated Agreement, shall have returned to the Administrative Agent the promissory note and guaranties executed and delivered to them by the Company and the Guarantor and shall have released and relinquished all rights and property interests acquired under the First Restated Agreement.

9.8      Title Insurance, Appraisals, Surveys and Other Matters Concerning the
         ---------------------------------------------------------------------
Collateral Pool. The Company shall satisfy the following requirements with
---------------
respect to the Collateral Pool:

         (a) The Company shall provide current ALTA title insurance commitments and final mortgagee policies of title insurance for each property and all appurtenant easements thereto comprising the Collateral Pool with such reinsurance and endorsements as the Banks may require, which commitments shall be issued by an agent and underwriter acceptable to the Banks and shall conform in all respects with the Administrative Agent's title insurance requirements.

         (b) The Banks shall have been able to procure from an independent appraiser selected by the Co-Agents appraisals of the properties in the Collateral Pool, confirmed by the

                  Administrative Agent's review appraiser, establishing that the maximum amount of the Loan is not more than 65% of the value of the properties in the Collateral Pool.

         (c) The Company shall within 15 days of the date of this Agreement deliver to the Banks written evidence that the Company has requested each anchor tenant and each major tenant in each property in the Collateral Pool (as such tenants are identified by the Co-Agents) to execute a Subordination, Attornment and Non-Disturbance Agreement in a form approved by the Co-Agents. The Company shall thereafter use its best efforts to obtain the prompt execution of all such agreements.

         (d) With respect to the property known as The Mall At Fairfield Commons in Beavercreek, Ohio, the Company shall furnish a current as-built survey complying in all respects with the Administrative Agent's survey requirements, with a survey certification on a form prescribed by the Administrative Agent. With respect to each of the other properties comprising the Collateral Pool, the Company shall execute an affidavit indicating, among other things, that there have been no improvements constructed or material alterations made on such property subsequent to the surveys which were delivered to the Administrative Agent in November, 1993.

         (e) An additional affidavit with respect to all of the properties comprising the Collateral Pool shall cover such other matters as the Banks may require, including, without limitation, matters concerning environmental compliance, mechanics' liens and tenants-in-possession.

         (f) In addition to the first mortgages to be delivered encumbering each of the properties comprising the Collateral Pool, the Company shall execute and deliver to the Administrative Agent, as collateral agent for the Banks, UCC financing statements encumbering the fixtures and personal property described in the first mortgages, together with UCC-11 search reports from each office in which the financing statements are to be filed showing the Banks' security interest to be the only security interest in the collateral.

9.9      Post-Closing Documents.
         ----------------------

         (a) The Company and the Guarantor shall from time to time at the request of the Administrative Agent execute and deliver to the Banks such amendments, substitute promissory notes and guarantees, in the form of Exhibits A, B, C and D, and such other amendments to this Agreement as may become necessary or appropriate based upon the addition of one or more commercial banks as Banks pursuant to this Agreement.

         (b) The Company and the Guarantor shall, in connection with every proposed substitution of property into the Collateral Pool, execute and deliver all such mortgage deeds, deeds of trust, financing statements and other documents as may be deemed necessary or appropriate by the Co-Agents in order to convey to the Administrative Agent for the benefit of the Banks a first mortgage lien in such property and a first security interest in related personal property, all in compliance with Section 9.8 hereof.

SECTION 10. COMPANY BUSINESS COVENANTS.

         Effective on and after the date of this Agreement, so long as any of the indebtedness provided for herein remains unpaid or the commitments made herein shall not have been terminated, the Company and the Guarantor covenant as follows:

10.1 Payment of Taxes and Claims.
     ----------------------------

         The Company and the Guarantor will each pay before they become delinquent:

         (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and

         (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property,

PROVIDED that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings and provided further that adequate book reserves have been established with respect thereto and provided further that the Company's and the Guarantor's title to, and each of its right to use, its property is not materially adversely affected thereby.

10.2     Maintenance of Properties and Corporate Existence.
         -------------------------------------------------

         The Company and the Guarantor each shall:

         (a) PROPERTY--maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which are deemed necessary by it, except where the failure to do so will not materially and adversely affect any Collateral Pool property or the business, prospects, profits, properties or condition (financial or otherwise) of the Company, the Guarantor and their respective Subsidiaries, taken as a whole;

         (b) INSURANCE--maintain, with financially sound and reputable insurers rated A or higher by A.M. Best Company, Inc. (or any successor rating company), insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated;

         (c) FINANCIAL RECORDS--keep true books of records and accounts in which full and correct entries will be made of all its business transactions, and reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles;

         (d) LEGAL EXISTENCE AND RIGHTS--do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a limited partnership, corporation or real estate investment trust respectively, duly organized and existing and in good standing under the laws of the State of its formation; and

         (e) COMPLIANCE WITH LAW--not be in violation of any laws, ordinances, or governmental rules and regulations to which it is subject and will not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the Collateral Pool properties or the business, prospects, profits, properties or condition (financial or otherwise) of the Company, the Guarantor and their respective Subsidiaries, taken as a whole.

10.3     Sale of Assets or Merger.
         ------------------------

         (a) SALE OF ASSETS--Neither the Company nor the Guarantor will except for a fair and adequate consideration, as determined in the reasonable judgment of the Company, sell, lease, transfer or otherwise dispose of, any of its assets having a book value of more than $10,000,000.00.

         (b) MERGER AND CONSOLIDATION--Neither the Company nor the Guarantor will without the prior written consent of the Required Banks consolidate with or merge into any other entity, or permit any other entity to consolidate with or merge into it, unless the Company and the Guarantor, as applicable, will (i) be the surviving entity; (ii) immediately following the consolidation or merger, have a Tangible Net Worth equal to or exceeding that of the Company or the Guarantor respectively immediately preceding the consolidation or merger; and, (iii) after giving effect to the transaction, will remain in full compliance with the terms of this Agreement.

10.4     Liens and Encumbrances.
         ----------------------

         (a) COLLATERAL POOL. Neither the Company nor the Guarantor will without the prior written consent of the Required Banks, (i) cause or permit or (ii) agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its property that is then part of the Collateral Pool to be subject to a lien or encumbrance except:

                  (i) liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons provided the Company and the Guarantor remain in compliance with the provisions of Section 10..1;

                  (ii) liens incurred or deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws;

                  (iii) attachment, judgment and other similar liens arising in connection with court proceedings, provided the execution or other enforcement of such liens is effectively stayed within a reasonable time and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                  (iv) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of the owning company's business;

                  (v) inchoate liens arising under ERISA to secure the contingent liability of the Company or the Guarantor; and

                  (vi) the liens in favor of the Banks conveyed pursuant to the terms of this Agreement.

10.5     Other Borrowings.
         ----------------

         Neither the Company nor the Guarantor will create or incur, pursuant to any other line of credit or working capital loan, any indebtedness for borrowed money or advances. Neither the Company nor the Guarantor shall incur any other debt for borrowed money which provides for the creditor to have recourse to the Company or the Guarantor other than (a) loan indebtedness incurred in the ordinary course of business for real estate construction, expansion , renovation and acquisition and (b) indebtedness of any unconsolidated affiliate of Glimcher Realty Trust or the Company with aggregate exposure equal to less than 15% of the total liabilities of the Company, the Guarantor and their respective Subsidiaries.

10.6     [Intentionally omitted]

10.7     Loans and Advances.
         ------------------

         Neither the Company nor the Guarantor will make any loans or advances to any person, corporation or entity other than the parent or Subsidiaries of either; provided, however, that the Company and the Guarantor may make loans or advances to the employees of either in the ordinary course of business to the extent that the loans or advances to any one employee do not exceed

$10,000.00 in the aggregate; and, provided further, that the Company or the Guarantor may establish management incentive programs approved by the shareholders of Glimcher Realty Trust that involve loans to officers and trustees in amounts not exceeding $100,000.00 per annum per officer and trustee. Neither the Company nor the Guarantor will sell any real or personal property through the taking of a note or any comparable credit arrangement, with the exception of out-lot sales or tax-free or like-kind exchange transactions pursuant to Section 1031 of the Internal Revenue Code, up to an aggregate of sales prices of all such properties not covered by the exceptions of $50,000,000.00, and provided that there is not then continuing an Event of Default.

10.8     Acquisition of Capital Stock.
         ----------------------------

         Neither the Company nor the Guarantor will redeem or acquire any of its own partnership interests or shares of beneficial interest except that the Guarantor may (a) exchange Common Shares for Units in the Borrower in accordance with the terms described in the Guarantor's Prospectus dated January 19, 1994, and make the other redemptions described therein; (b) redeem securities issued in the future where such securities are redeemable by the terms of their issuance; and (c) redeem additional shares from time to time to the extent that the total payments made in connection with all such redemptions do not exceed $500,000.00 in the aggregate.

10.9     [Intentionally omitted]

10.10    Tangible Net Worth.
         ------------------

         The Company, the Guarantor and their Subsidiaries shall, on a consolidated basis as of the end of each fiscal quarter, maintain an Adjusted Tangible Net Worth in the amount of not less than $355,000,000.00, plus 80% of the net proceeds of any public or private equity offering by Glimcher Realty Trust. For the purposes of this Agreement, "Adjusted Tangible Net Worth" shall mean total assets plus accumulated depreciation less total liabilities and intangible assets.

10.11    [Intentionally omitted]

10.12    [Intentionally omitted]

10.13    [Intentionally omitted]

10.14    Investments in Joint Ventures.
         -----------------------------

         Investments in joint ventures by the Company and the Guarantor shall not exceed $325,000,000.00 plus 40% of the net proceeds of any public or private equity offering after the date of this Agreement, excluding proceeds received pursuant to the agreement with Nomura Asset Capital Corporation for the payment of $135,000,000.00 existing on the date of this Agreement.

10.15    ERISA.
         -----

         The Company and the Guarantor each shall with respect to any pension plan or profit-sharing plan in effect now or in the future:

         (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Section 302 through 305 of ERISA with respect to its plan,

         (b) promptly, after the filing thereof, furnish to the Co-Agents copies of each annual report required to be filed pursuant to
                  Section 103 of ERISA in connection with its plan for the plan year, including any certified financial statements or actuarial statements required pursuant to said Section 103,

         (c) notify the Co-Agents immediately of any fact, including, but not limited to, any "Reportable Event," as that term is defined in Section 4043 of ERISA, arising in connection with the plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the plan, and

         (d) notify the Co-Agents of any "Prohibited Transaction" as that term is defined in Section 406 of ERISA.

Neither the Company nor the Guarantor will:

         (e)      engage in any "Prohibited Transaction," or

         (f) terminate any such plan in a manner which could result in the imposition of a lien on the property of the Company or the Guarantor pursuant to Section 4068 of ERISA.

10.16    Qualification of Glimcher Realty Trust as a REIT.
         ------------------------------------------------

         Glimcher Realty Trust shall at all times be a real estate investment trust, fully qualified as such under all applicable state and federal laws, including without limitation federal income tax laws.

10.17    [Intentionally omitted]
         -----------------------
                                       32

10.18    Changes in Ownership Structure.
         ------------------------------

         The general partner of the Company shall at all times be Glimcher Realty Trust or a wholly-owned subsidiary of Glimcher Realty Trust.

10.19    Changes in Lines of Business.
         ----------------------------

         Neither the Company nor the Guarantor shall make any material change in the lines of business in which either is engaged without the prior written consent of the Required Banks.

10.20    Interest Rate Protection Contract.
         ---------------------------------

         The Company and the Guarantor shall at all times prior to June 30, 1998 maintain interest rate protection with respect to the Company's interest obligations relating to the Loan from a company or companies and containing terms satisfactory to the Co-Agents, including but not limited to protection providing that the unprotected floating rate debt cannot exceed 15 % of Total Asset Value (as defined in Section 10.29). The Company shall grant to the Administrative Agent for the benefit of the Banks a first priority security interest in every interest rate protection contract to which the Company is or may become in the future a party with respect to the Company's interest obligations relating to the Loan.

10.21    Further Appraisals.
         ------------------

         The Company and the Guarantor agree that the Majority Banks shall have the right at any time at the Banks' expense to obtain further appraisals of any one or more of the properties comprising the Collateral Pool based upon the Majority Banks' good faith belief that such appraisal is required by applicable statute or regulation or by a decline in the value of any one or more of the properties.

10.22    Sale of Glimcher Shares.
         -----------------------

         Neither Herbert Glimcher nor David Glimcher shall offer, sell, contract to sell or otherwise dispose of or pledge or encumber, except to the extent already hypothecated to the Company, any more than 50% (x) of the common shares of beneficial interest of Glimcher Realty Trust owned by them on the date of this Agreement or (y) of any securities or interests owned on such date and convertible into or exercisable, exchangeable or redeemable for such common shares of beneficial interest, except in connection with (a) the exercise of employee stock options, (b) the sale of common shares acquired by either of them in the open market, or (c) with the approval of the Co-

Agents, which shall not be unreasonably withheld (and notice of which approval shall be given by the Co-Agents to the Banks), the achievement of tax or estate planning objectives.

10.23    [Intentionally omitted]

10.24    [Intentionally omitted]

10.25    Maximum Dividend Payout.
         -----------------------

         Maximum dividend payout as to common and preferred shares shall be 100% of Funds from Operations for the Company, the Guarantor and their respective Subsidiaries on a consolidated and cumulative basis over the prior four quarters. "Funds from Operations" shall mean net income less gains from property sales, plus losses from property sales and debt restructurings, amortization and depreciation, noncash expense and minority interest expense, less the sum of scheduled principal payments, excluding balloon payments, and capital expenditures. For the purposes of this section, capital expenditures will be assumed to be $.15 per square foot of gross leaseable area in the properties operated and maintained by the Company, excluding ground leases, in excess of five years old. Cash flow from properties that secure loans that are in default and as to which the indebtedness has been accelerated will be excluded from the calculation of Funds from Operations.

10.26    Other Agreements.
         ----------------

         Neither the Company nor the Guarantor shall enter into any agreement with any party that contains (a) a negative pledge, (b) an agreement not to convey or permit liens or (c) any comparable covenant. Notwithstanding the provisions of the foregoing sentence to the contrary, the Company and/or the Guarantor shall be permitted to enter into agreements containing a negative pledge, an agreement not to convey or permit liens or comparable covenants (in the aggregate, "Negative Pledge Covenants") under the following circumstances:
(i) Negative Pledge Covenants may be provided in the Collateral Assignment of Preferred Partnership Interest (the "Security Agreement") in which Guarantor grants a security interest to Nomura Asset Capital Corporation (or an affiliate thereof) in preferred partnership interests issued by Borrower to Guarantor, to the extent any such security interest secures: Guarantor's obligation to repay, redeem or repurchase, in the event of the sale or refinance of a shopping mall, monies paid by Nomura Asset Capital Corporation or an affiliate thereof to purchase preferred stock, the proceeds of which were used by Guarantor, directly or indirectly, to acquire or construct Glimcher/Glaziers LA MetroMall LLC, Glimcher/Glaziers NJ

MetroMall LLC, California MetroMall LLC, Elizabeth MetroMall LLC, Olathe Mall LLC and Great Plains MetroMall LLC; Guarantor's obligation to pay dividends on equity interests issued by Guarantor in return for such contributions; and obligations of Guarantor relating to its entering into the Security Agreement;
(ii) Negative Pledge Covenants may be given to lenders in documenting any first mortgage financing obtained in order to acquire, construct, develop, redevelop, expand or renovate, either directly or indirectly, properties owned or to be acquired with the proceeds of such mortgage financing by Company or Guarantor, provided that such Negative Pledge Covenants relate solely to the properties being financed; and (iii) Negative Pledge Covenants may be given to the extent the same are customary in any easement agreements, development agreements, redevelopment agreements, or similar agreements entered into in connection with financing of the type described in (ii) above; provided, however, that in no event shall any Negative Pledge Covenants be given with respect to the Collateral Pool.

10.27    Investment in Retail Properties.
         -------------------------------

         The net investment of the Company, the Guarantor and their respective Subsidiaries in enclosed regional malls, community shopping centers and single tenant retail properties shall at all times equal not less than 90% of consolidated total assets; provided, that there may be included in the calculation of such net investment any funds received from the sale of commercial real estate properties and held in deposit accounts or similar short-term investments for a period of not longer than one year.

10.28    Ratio of Project Costs to Asset Value.
         -------------------------------------

         The Company's and the Guarantor's pro-rated share of the aggregate budgeted project costs of all projects under construction and not yet open to the general shopping public for a period of six months, excluding any infrastructure or off-site improvement costs that have been publicly financed, shall not exceed 30% of Total Asset Value, as defined in Section 10.29 hereof. The Company's and the Guarantor's pro-rated share of such project costs shall be deemed to be the higher of the percentage of their liability for indebtedness incurred in connection with the project or their percentage ownership interest in such project.

10.29    Total Debt to Total Asset Value
         -------------------------------

         The consolidated total debt of the Company, the Guarantor and their respective Subsidiaries (determined in accordance with generally accepted accounting principles), plus, as to unconsolidated affiliates, the product of the outstanding debt of such affiliates and the greater of (i) the percentage of such affiliates' debt for which creditors of such affiliates have recourse to the Company for the Guarantor, or (ii) the percentage of the aggregate ownership of the Company and the Guarantor in such affiliate ("Glimcher Percentage"), shall not exceed 60% of the Total Asset Value, to be tested as of the end of each fiscal quarter. "Total Asset Value" shall mean the aggregate of the Company's, the Guarantor's and their respective Subsidiaries' cash and cash substitutes, Value of Wholly-Owned Properties and Value of Partially-Owned Properties. "Value of Wholly-Owned Properties" means the sum of the following:

         (1) the Company's and the Guarantor's EBITDA from the preceding four consecutive quarters, less EBITDA from properties owned for less than twelve (12) months (but not including any properties included in category (3) below) less income plus losses from unconsolidated ventures divided by a capitalization rate of 9.5%;

         (2) the actual purchase price of properties (exclusive of soft costs paid by the buyer or the seller) that have been owned less than twelve (12) months (but not including any properties included in category (3) below);

         (3) the market value of each project under development, which shall be its cost until earlier of (A) 48 months from the beginning of construction, (B) 30 months from the issuance of the Certificate of Occupancy for such development property, or
                  (C) 24 months from the opening of such development property to the general shopping public; and

         (4) for each expansion of a property for the purpose of increasing that property's gross leaseable area, where such expansion is undertaken pursuant to a budget containing construction expenses deemed reasonable and appropriate by the Co-Agents and in an aggregate amount in excess of $5,000,000.00, the amounts expended by the Company and the Guarantor pursuant to that budget.

"Value of Partially-Owned Properties" means the sum of the following:

         (1) the value of all partially-owned and not consolidated operating properties owned for at least twelve (12) months (but not including any properties included in category (3) below), which shall be the sum of, for each property, the product of that property's EBITDA and the Glimcher Percentage of the affiliate that owns such property, divided by a 9.5% capitalization rate;

         (2) the value of partially-owned and not consolidated operating properties owned for less than twelve (12) months (but not including any properties included in category (3) below), which shall be the sum of, for each property, the product of that property's purchase price (exclusive of soft costs paid by the buyer or the seller) and the Glimcher Percentage of the affiliate that owns such property;

         (3) the value of partially-owned and not consolidated development properties, which shall be the sum of, for each such property, until the earlier of (A) 48 months from the beginning of construction, (B) 30 months from the issuance of the Certificate of Occupancy for such development property, or,
                  (C) 24 months from the opening of such development property to the general shopping public, the product of that property's cost and the Glimcher Percentage of the affiliate that owns such property; and

         (4) for each expansion of a partially-owned and not consolidated property for the purpose of increasing that property's gross leasable area, where such expansion is undertaken pursuant to a budget containing construction expenses deemed reasonable and appropriate by the Co-Agents and in an aggregate amount in excess of $5,000,000.00, the product of the amounts expended by the Company and the Guarantor pursuant to that budget and the Glimcher Percentage of the affiliate that owns such property.

10.30 EBITDA to Total Debt Service of Consolidated and Unconsolidated
      ---------------------------------------------------------------
Affiliates.
-----------

         The ratio of the Company's, the Guarantor's and their respective Subsidiaries' EBITDA, plus, as to unconsolidated affiliates, the product of the EBITDA of each such affiliate and the greater of (i) the percentage of such affiliates' debt for which creditors of such affiliates' have recourse to the Company or the Guarantor, or (ii) the percentage of the aggregate ownership of the Company and the Guarantor in such affiliate, to "Total Consolidated and Unconsolidated Debt Service" shall be not less than 1.75, calculated as of the end of each fiscal quarter for the four calendar quarters preceding such date.

         "Total Consolidated and Unconsolidated Debt Service" shall mean the sum of (a) the Company's, the Guarantor's and their respective Subsidiaries' interest incurred plus scheduled debt amortization, excluding balloon payments, and (b) as to unconsolidated affiliates, the product of interest incurred plus scheduled debt amortization, excluding balloon payments, and such affiliate's Glimcher Percentage. Interest incurred on construction loans with a sufficient budgeted interest reserve to carry debt service until the project is operating or occupied will be excluded from total interest incurred.

10.31    Notice of Other Defaults.
         ------------------------

         The Company and the Guarantor shall give prompt written notice to the Co-Agents (a) upon the failure of the Guarantor to make any preferred dividend payment owing to Nomura Asset Capital Corporation or any of its affiliates, or
(b) upon the occurrence of any default by the Company, the Guarantor or any of their affiliates in the performance of any obligation owing to Nomura Asset Capital Corporation or any of its affiliates under any instrument, agreement or other writing.

SECTION 11. INFORMATION AS TO COMPANY AND GUARANTOR.

         The Company and the Guarantor shall deliver the following to the Administrative Agent for distribution to the Banks; provided, however, that a failure to make such delivery shall constitute an Event of Default only if such failure persists for five (5) business days:

         (a) within 45 days after the end of each quarter, or, if the Company and the Guarantor are, for financial reporting purposes, consolidated with or as a reporting company under
                  Section 12 of the Securities Exchange Act of 1934, as amended, five (5) business days after such consolidated entity is required to file such statements with the Securities Exchange Commission, unaudited financial statements, including a balance sheet and statements of income and surplus, prepared on a consolidated basis, certified by the Guarantor's chief executive officer, president or chief financial officer in their respective representative capacities as fairly representing its financial condition as of the end of such period;

         (b) within 45 days after the end of each quarter (including the fourth fiscal quarter), or by such later time as may be permitted for the delivery of quarterly financial statements pursuant to Section 11(a), a statement signed by each of the Guarantor's and the Company's chief executive officer, president or chief financial officer in their respective representative capacities certifying the compliance by each with the terms of this Agreement; providing calculations demonstrating the Company's compliance with the covenants contained in Sections 10.5(b), 10.10, 10.20, 10.25, 10.27,
                  10.29 and 10.30 hereof; and calculating the Company's Aggregate Borrowing Base as provided in Section 1.1 hereof and the Company's Leverage and resulting Applicable Percentage as both are defined in Section 2.2 of this Agreement;

         (c) within 45 days after the end of each quarter, or by such later time as may be permitted for the delivery of quarterly financial statements pursuant to Section 11(a), a report signed by the chief executive officer, president or chief financial officer of the Company in their respective representative capacities containing the quarterly operating statements for each property constituting part of the Collateral Pool; quarterly rent rolls for each such project, such rent rolls to be certified by the chief financial officer of the Company in his representative capacity; and, if prepared by the Company or the Guarantor, updated versions of the Company's annual cash flow projection, containing a comparison of budgeted to actual amounts and detailing projects in construction;

         (d) within 120 days of the end of each fiscal year, or, if the Company and the Guarantor are, for financial reporting purposes, consolidated with or a reporting company under
                  Section 12 of the Securities Exchange Act of 1934, as amended, five (5) business days after such consolidated entity is required to file such statements with the Securities Exchange Commission, an audited financial statement prepared with respect to the Company, the Guarantor and their respective Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles consistently applied by the Company's independent public accountants or other independent public accountants reasonably satisfactory to the Co-Agents, containing a balance sheet and statements of income and surplus, along with any management letters written by such accountants, together with a financial statement prepared by the Company on a consolidating basis and certified by the chief executive officer, president or chief financial officer in his respective representative capacity;

         (e) not later than 30 days preceding the beginning of the Guarantor's fiscal year, a consolidated operating budget in the form of Exhibit F-1 to this Agreement for that year for the Company, the Guarantor and their respective Subsidiaries, together with an operating budget for such year for each property constituting part of the Collateral Pool in the form of Exhibit F-2 to this Agreement;

         (f) within 120 days of the end of each fiscal year, or by such later time as may be permitted for the delivery of an audited financial statement pursuant to Section 11(d), a statement signed by the Guarantor's independent public accountants certifying that they have not become aware of any default by the Company or the Guarantor in the performance of this Agreement;

         (g) within five (5) business days after filing, or by such later time as may be permitted herein for the delivery of annual and quarterly financial information, copies of all Forms 10K, 10Q and 8K and of all other material reports, statements and other information filed with state or federal securities regulators or mailed to shareholders;

         (h) by the time required for the delivery of quarterly financial statements pursuant to Section 11(a), copies of the quarterly internal reviews prepared by the Guarantor to insure the continuing qualification of the Guarantor as a real estate investment trust under federal tax laws;

         (i) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company and the Guarantor are taking or propose to take with respect thereto;

         (j) prior to making or permitting to be made any changes in the Company's Limited Partnership Agreement, in Glimcher Realty Trust's Declaration of Trust, Bylaws or Articles Supplementary, in Glimcher Properties Corporation's Certificate of Incorporation or Bylaws, or in any of the other organizational documents of the Company or the Guarantor, a written notice of the proposed change; and

         (k) within thirty (30) days after the request of the Required Banks, such other information as the Required Banks may from time to time reasonably require, including without limitation such information as may be reasonably required by the Co-Agents in connection with obtaining commitments from additional Banks, and further including without limitation reasonable access to the Company's or the Guarantor's properties and to its books and records relating to its commercial real estate projects.

SECTION 12. EVENTS OF DEFAULT.

12.1     Nature of Events.
         ----------------

         An "Event of Default" shall exist if any of the following occurs and is continuing:

         (a) the Company fails to make any payment of principal on any note executed in connection with this Agreement on or before the date such payment is due;

         (b) the Company fails to make any payment of interest on any note executed in connection with this Agreement on or before five days after the date such payment is due;

         (c) the Company or the Guarantor fails to perform or observe any covenant contained in Sections 5, 7, 10.2(c), (d) and (e), 10.3, 10.4, 10.5, 10.7, 10.8, 10.10, 10.16, 10.18, 10.19,
                  10.20, 10.22, 10.25, 10.26, 10.29 through 10.31 or 11(a)
                  through 11(k) of this Agreement;

         (d) the Company or the Guarantor fails to comply with any other provision of this Agreement, and such failure continues for more than 30 days after such failure shall first become known to any executive officer of the Company or the Guarantor;

         (e) any warranty, representation or other statement by or on behalf of the Company or the Guarantor contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect;

         (f) the Company or either of the business entities that comprise the Guarantor becomes insolvent or bankrupt, or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator;

         (g) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Company or either of the business entities that comprise the Guarantor and, in the case of any such proceedings being instituted against the Company or either of the business entities that comprise the Guarantor, remain undismissed for a period of 60 days;

         (h) a final judgment or judgments, from which no further right of appeal exists, for the payment of money aggregating in excess of $5,000,000.00 is or are outstanding against the Company or the Guarantor and any one of such judgments has been outstanding for more than 30 days from the date of its entry and has not been discharged in full, stayed or bonded;

         (i) the Company or the Guarantor fails to make any payment or to perform or observe any covenant owing to any of the Banks or to any third party pursuant to any agreement to repay borrowed money, and any applicable grace period has expired, to the extent that such failure as to any indebtedness to any third party permits such third party to accelerate the maturity of the indebtedness and the indebtedness exceeds $8,000,000.00, or there shall exist any Default by Glimcher Realty Trust in the performance of any of its obligations pursuant to its Articles Supplementary (as Default is defined therein).

12.2     Default Remedies.
         ----------------

         (a) REMEDIES--If an Event of Default exists, the Co-Agents or, subject to the terms of Sections 14.12 and 14.13 hereof, any one or more of the Banks, may immediately exercise any right, power or remedy permitted to the Co-Agents or any of the Banks by law or any provision of this

Agreement, and shall have, in particular, without limiting the generality of the foregoing, the right to cease the making of Advances and the issuance of standby letters of credit and the right to declare the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company and the Guarantor; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default pursuant to
Section 12.1(f) or (g), the entire principal and all interest accrued on all notes then outstanding pursuant to this Agreement shall automatically become due and payable; and, PROVIDED FURTHER, that the exercise of judicial remedies by individual Banks pursuant to the notes and guarantees held by those Banks shall only be permitted if the Majority Banks, the Co-Agents and the Administrative Agent shall have failed to perform the obligations described in Section 14.12.

         (b) NONWAIVER; REMEDIES CUMULATIVE--No course of dealing on the part of the Banks, nor any delay or failure on the part of the Banks in exercising any rights, powers or privileges hereunder or under any of the other Loan Documents, shall operate as a waiver of such rights, powers or privileges or otherwise prejudice any of the Banks' rights and remedies hereunder or under any of the other Loan Documents; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege by the Banks. No right or remedy conferred upon or reserved to the Banks under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or thereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement or any of the Loan Documents or by applicable law to the Banks may be exercised from time to time and as often as may be deemed expedient by the Banks.

         (c) RIGHT OF SET-OFF--Upon the occurrence and during the continuance of any Event of Default hereunder, each of the Banks is hereby authorized at any time and from time to time, without notice to the Company or the Guarantor (any such notice being expressly waived by the Company or the Guarantor) and to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any of the Banks to or for the credit or the account of the Company or the

Guarantor against any and all of the obligations of the Company or the Guarantor now or hereafter existing under this Agreement, irrespective of whether or not such Bank shall have made any demand hereunder and although such obligations may be unmatured. The application and distribution of funds obtained from any set off shall be subject to the terms of Section 14.13 of this Agreement.

SECTION 13 MISCELLANEOUS.

13.1     Notices.
         -------

         (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be mailed by first class mail, postage prepaid,

                  (1) if to The Huntington National Bank or KeyBank National Association, whether in their capacities as Banks, Co-Agents or, in the case of The Huntington National Bank, Administrative Agent, at the following address, or at such other address as may have been furnished in writing to the Company and the Guarantor by the Bank:

                           The Huntington National Bank
                           41 South High Street
                           Columbus, Ohio  43215
                           Attention:  Carol G. Smith

                           KeyBank National Association
                           127 Public Square
                           Cleveland, Ohio   44114-1306
                           Attention:  Renee Rush Csuhran

                  (2) If to the Banks other than The Huntington National Bank and KeyBank National Association, at the following addresses, or at such other address as may have been furnished in writing to the Company and the Guarantor by the respective Bank:

                           Fleet National Bank
                           Mail Stop MA/BO/F11C
                           75 State Street
                           Boston, MA 02109
                           Attention:  Thomas T. Hanold

                           Star Bank, N.A.
                           501 West Schrock Road
                           Westerville, Ohio 43081
                           Attention:  Marilyn Miller

                           PNC Bank, Ohio, National Association
                           201 East Fifth Street
                           8th Floor
                           Cincinnati, Ohio 45202
                           Attention:  Dan Heberle

                           The Provident Bank
                           One East Fourth Street
                           Cincinnati, Ohio 45202
                           Attention:  Brent Johnson

                           National City Bank, Columbus
                           155 East Broad Street
                           Columbus, Ohio 43215
                           Attention:  Steven A. Smith

                           Bankers Trust Company
                           280 Park Avenue
                           New York, New York 10017
                           Attention:  Jeff Baevsky

                  (3) if to the Company or the Guarantor, at the following respective addresses, or at such other address as may have been furnished in writing to the Banks by the Company or the Guarantor respectively:

                           Glimcher Properties Limited Partnership
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  General Counsel

                           Glimcher Realty Trust
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  General Counsel

                           Glimcher Properties Corporation
                           20 South Third Street
                           Columbus, Ohio  43215
                           Attention:  General Counsel

         (b) Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed.

13.2     Reproduction of Documents.
         -------------------------

         This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Administrative Agent, the Co-Agents or the Banks at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent, the Co-Agents or the Banks, may be reproduced by those parties by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and those parties may destroy any original document so reproduced. The Company and the Guarantor agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Administrative Agent, the Co-Agents or the Banks in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

13.3     Survival.
         --------

         All warranties, representations, and covenants made by the Company or the Guarantor herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Banks and shall survive the closing of the Loan regardless of any investigation made by the Banks, the Co-Agents or the Administrative Agent. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company or the Guarantor.

13.4     Successors and Assigns.
         ----------------------

         This Agreement shall inure to the benefit of and be binding upon the legal representatives, successors and assigns of each of the parties.

13.5     Duplicate Originals.
         -------------------

         Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

13.6     Governing Law.
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

13.7     Accounting Terms and Computations.
         ---------------------------------

         Whenever any accounting term shall be used herein or the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such accounting term, such determination or computation shall, to the extent applicable and except as otherwise specified in this Agreement, be defined or made (as the case may be) in accordance with generally accepted accounting principles in the United States applied (in the case of determinations or computations) on a basis consistent with those applied in the preparation of the financial statements referred to in
Section 8.3 hereof.

13.8     Consent to Jurisdiction and Waiver of Objection to Venue.
         --------------------------------------------------------

         The Company and the Guarantor agree that any legal action or proceeding with respect to this Agreement or the notes or the transactions contemplated hereby may be brought in the Court of Common Pleas of Franklin County, Ohio, or in the United States District Court for the Southern District of Ohio, Eastern Division, and each of the Company and the Guarantor hereby irrevocably submit to and accept generally and unconditionally the jurisdiction of those courts with respect to its person, property and revenues and irrevocably consents to service of process in any such action or proceeding by the mailing thereof by U.S. mail to the Company at the Company's address set forth in Section 13.1 hereof.

         The Company and the Guarantor hereby irrevocably waive any objection to the laying of venue of any such suit or proceeding in the above described courts, and unconditionally waive and agree not to plead or claim that any such suit or proceeding brought in any such court has been brought in an inconvenient forum, provided, that this provision shall not preclude the Company or the Guarantor from seeking to consolidate actions brought against it.

         Nothing in this paragraph shall affect the right of the Banks, the Co-Agents or the Administrative Agent to serve process in any other manner permitted by law or limit the right of the Banks, the Co-Agents or the Administrative Agent to bring any such action or proceeding against the Company or the Guarantor or to obtain execution on any judgment in any other jurisdiction or in any other manner permitted by law.

13.9     WAIVER OF JURY TRIAL.
         --------------------

         THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS AGREEMENT ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS AGREEMENT OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

13.10    Definitions.
         -----------

         In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings indicated for purposes of this Agreement (such meanings to be equally applicable to both singular and plural forms of the terms defined):

         "Adjusted Tangible Net Worth" means total assets plus accumulated depreciation less total liabilities and intangible assets.

         "Administrative Agent" means The Huntington National Bank as administrative agent for the Banks hereunder, and each successor, as provided in
Section 14.3, who shall act as an Administrative Agent.

         "Advance" shall mean a sum borrowed as part of the Loan, whether pursuant to a request made by the Company as provided in Section 2.3 or for the reimbursement of a drawing under a letter of credit as provided in Section 1.2

         "Aggregate Borrowing Base" has the meaning set forth in Section 1.1.

         "Agreement" means this Second Amended and Restated Loan Agreement, as it may be amended, modified or supplemented from time to time.

         "Applicable Percentage" has the meaning set forth in Section 2.2.

         "Banks" means the lending institutions on the signature pages of this Second Amended and Restated Loan Agreement, their respective successors and assigns, and any other banks that may hereafter become parties to the Agreement as lenders, as provided herein.

         "Benefitted Bank" means any Bank that at any time receives any payment of all or part of its Pro Rata Share of the Loan, or interest thereon, or receives any property in respect thereof (whether voluntarily or involuntarily by set-off) in a greater proportion than any such payment to and property received by any other Bank, in respect of such other Bank's Pro Rata Share of the Loan, or interest thereon, and such greater proportionate payment or receipt of property is not expressly permitted in the Agreement.

         "Borrowing Base" has the meaning set forth in Section 1.1.

         "Co-Agents" means The Huntington National Bank and KeyBank National Association as co-agents for the Banks hereunder and each successor, as provided in Section 14.3, who shall act as a Co-Agent.

         "Collateral Pool" has the meaning set forth in Section 7.

         "Commitment Limit" has the meaning set forth in Section 1.1.

         "Company" means Glimcher Properties Limited Partnership as borrower.

         "Company's Leverage" means the ratio of the Company's and the Guarantor's, together with all the Company's or the Guarantor's Subsidiaries', consolidated total debt to Total Asset Value, as calculated pursuant to Section 10.29.

         "EBITDA" means consolidated earnings before interest, income taxes, depreciation and amortization and minority interest expense.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "Event of Default" has the meaning set forth in Section 12.1.

         "Evidence of Value" has the meaning set forth in Section 7.

         "Federal Funds Rate" means for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (for if such day is not a business day, the next preceding business day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a business day, the average of quotations for such day and such transactions received by the Administrative Agent from three Federal fund brokers of recognized standing selected by the Administrative Agent.

         "First Restated Agreement" means the First Amended and Restated Loan Agreement entered into by and among The Huntington National Bank, Society National Bank, a bank group, the Company and the Guarantor as of the 30th day of June, 1995, as thereafter amended.

         "Funds From Operations" has the meaning set forth in Section 10.25.

         "Guarantor" means Glimcher Realty Trust and Glimcher Properties Corporation as guarantors.

         "Interest Payment Date" has the meaning set forth in Section 2.4.

         "Interest Period" has the meaning set forth in Section 2.4.

         "Joint Venture" means any business entity that is an unconsolidated affiliate of the Company or the Guarantor or of any Subsidiary or Joint Venture of either, or any business entity in which the

Company, the Guarantor and their Subsidiaries and Joint Ventures hold in the aggregate less than a 100% ownership interest.

         "LIBO Rate Advance" means any amount borrowed as part of the Loan that bears interest at a rate calculated with reference to the LIBO Rate.

         "LIBO Business Day" means a day which is both a day on which all the Banks are open for business and a day on which dealings in U.S. dollar deposits are carried out in the London interbank market.

         "LIBO Rate" has the meaning set forth in Section 2.2.

         "Loan Documents" means this Agreement and the related loan documents.

         "Loan" means the revolving credit in the maximum amount of $190,000,000.00 extended to the Company by the Banks pursuant to this Agreement.

         "Majority Banks" means Banks holding at least 51% in dollar amount of the aggregate Advances outstanding under the Loan, including each Bank's Pro Rata Share of any standby letters of credit issued pursuant to Section 1.2 hereof or, in the event there are no amounts outstanding, 51% of the Commitment Limits.

         "Market Constant" has the meaning set forth in Section 1.1.

         "Net Operating Income" means total revenues less operating expenses, including without limitation real estate taxes, utilities, insurance, maintenance and repair expense, a reserve for future maintenance of not less than $0.15 per square foot of total gross leaseable area plus a management fee equal to 3% of the minimum contractual rent received from the Company's properties in the Collateral Pool, exclusive of all ground leases, but not including interest expense, depreciation and amortization expense and minority interest expense. Net Operating Income shall be determined on a four prior consecutive quarter basis.

         "Premises" means all real property owned by the Company that is part of the Collateral Pool.

         "Prime Interest Rate" means the Prime Commercial Rate.

         "Prime Interest Rate Advance" has the meaning set forth in Section 2.1.

         "Prime Commercial Rate" means the rate established by The Huntington National Bank from time to time as its Prime Commercial Rate based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the lowest rate charged by The Huntington National Bank to business borrowers.

         "Pro Rata Share" means, as to any Bank, a percentage, the numerator of which is the respective Commitment Limit of such Bank and the denominator of which is the maximum principal amount of the Loan.

         "Required Banks" means Banks holding at least 66-2/3% in dollar amount of the aggregate Advances outstanding under the Loan, including each Bank's Pro Rata Share of any standby letters of credit issued pursuant to Section 1.2 hereof or, in the event there are no amounts outstanding, 66- 2/3% of the Commitment Limits.

         "Subsidiaries" means all entities that are directly or indirectly owned or controlled by the Company or the Guarantor, the financial condition of which is required by generally accepted accounting principles to be consolidated with the financial condition of the Company and the Guarantor in the presentation of the Company's and the Guarantor's financial statements.

         "Termination Date" has the meaning set forth in Section 1.4.

         "Total Asset Value" has the meaning set forth in Section 10.29.

         "Total Debt Service" means total interest plus scheduled debt amortization, excluding balloon payments.

         "Total Outstandings" has the meaning set forth in Section 1.1.

13.11    Nonrecourse to Trustees.
         -----------------------

         This Agreement and all documents, agreements, understandings and arrangements relating to the transactions contemplated hereby have been or will be executed or entered into on behalf of Glimcher Realty Trust by one or more officers or trustees of Glimcher Realty Trust, which has been formed as a Maryland real estate investment trust pursuant to a Declaration of Trust of Glimcher Realty Trust dated as of September 1, 1993, in their capacities as officers or trustees, and not individually, and neither the trustees, officers or shareholders of Glimcher Realty Trust shall be bound or have any personal liability hereunder or thereunder. The Banks shall look solely to the assets of Glimcher Realty Trust for satisfaction of any liability of Glimcher Realty Trust in respect hereof and in respect of all documents, agreements, understandings and arrangements relating hereto and will not seek recourse or commence any action against any of the trustees, officers or shareholders of Glimcher Realty Trust or any of their personal assets for the performance or payment of any obligation of Glimcher Realty Trust hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions hereunder between Glimcher Realty Trust and the Banks.

13.12    Agreement as to Confidentiality of Company and Guarantor Information.
         --------------------------------------------------------------------

         The Administrative Agent, the Co-Agents and the Banks acknowledge the confidential nature of certain of the written information that will from time to time be delivered by the Company and the Guarantor. The Company and the Guarantor agree to mark all such confidential material (the "Confidential Information") with the legend, "Confidential." The Administrative Agent, the Co-Agents and the Banks agree not to disclose the Confidential Information to any parties other than (a) their respective employees, agents, advisors and affiliates, (b) the other Banks and their participants, (c) prospective additional Banks and prospective participants, (d) bank regulatory personnel and
(e) other persons to the extent required by law. The Administrative Agent, the Co-Agents and the Banks further agree to limit access to the Confidential Information to those employees, Agents, and Advisors of the Banks and their respective affiliates having a need to know the contents of the Confidential Information and having been advised of the scope of this confidentiality agreement. The Administrative Agent, the Co-Agents and the Banks acknowledge that they will be in possession of material non-public information regarding the Company and the Guarantor, and they will not violate federal laws relating to insider trading. The Administrative Agent, the Co-Agents and the Banks agree that they will not disclose any Confidential Information to any prospective additional Bank without first obtaining from such prospective additional Bank and delivering to the Company and the Guarantor a confidentiality agreement in favor of the Company and the Guarantor providing acknowledgements and agreements equivalent to those in this Section 13.12 and reasonably satisfactory to the Company and the Guarantor. The parties agree that the Company and the Guarantor shall have the right to injunctive relief upon any violation of this Section
13.12. The Administrative Agent, the Co-Agents and the Banks shall be relieved of their obligations under this section with respect to any part of the Confidential Information that has become public information (other than through disclosure by those banks), or the confidentiality of which has been waived in writing by the Company or the Guarantor, or that has been obtained from a third party that did not obtain such information in violation of a confidentiality agreement.

SECTION 14 THE CO-AGENTS AND THE ADMINISTRATIVE AGENT.

14.1     Appointment.
         -----------

         Each Bank hereby designates The Huntington National Bank and KeyBank National Association to act as Co-Agents for such Bank under this Agreement and the Loan Documents and further designates The Huntington National Bank to act as Administrative Agent. Each Bank hereby irrevocably authorizes the Co-Agents and the Administrative Agent to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Co-Agents or the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto, including amendments to this Agreement not otherwise specifically discussed herein. The Administrative Agent shall hold all collateral, payments of principal and interest, annual letter of credit and Loan usage fees, charges and collections, received pursuant to this Agreement, for the benefit of the Banks as provided herein. The Administrative Agent shall receive from the Company and the Guarantor and distribute to the Banks all information required by the terms of this Agreement to be delivered by the Company and the Guarantor to the Banks. The Co-Agents and the Administrative Agent may perform any of their duties hereunder by or through their respective agents or employees. As to any matters not expressly provided for by this Agreement, neither the Co-Agents nor the Administrative Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks; PROVIDED, HOWEVER, that neither the Co-Agents nor the Administrative Agent shall be required to take any action that exposes the Co-Agents or the Administrative Agent to liability or which is contrary to any of the Loan Documents or applicable law unless the Co-Agents or Administrative Agent respectively is furnished with an indemnification reasonably satisfactory to the Co-Agents or Administrative Agent with respect thereto.

14.2     Nature of Duties.
         ----------------

         Neither the Co-Agents nor the Administrative Agent shall have any duties or responsibilities except those expressly set forth in this Agreement. Neither the Co-Agents, the Administrative Agent, nor any of their respective officers, directors, employees or agents shall be (a) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their willful misconduct or gross negligence, or (b) responsible in any manner to any Bank for any recitals, statements, representations or warranties made by the Company or the Guarantor or any officer thereof contained in this Agreement, or in any of the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Co-Agents or the Administrative Agent under or in connection with this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Loan Documents or for any failure of the Company or the Guarantors to perform its obligations hereunder. Neither the Co-Agents nor the Administrative Agent shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or any of the Loan Documents, or to inspect the properties, books or records of the Company or the Guarantor. The duties of the Co-Agents and the Administrative Agent shall be mechanical and administrative in nature; neither the Co-Agents nor the Administrative Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Co-Agents or the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein.

14.3     Lack of Reliance on the Co-Agents or Administrative Agent and
         -------------------------------------------------------------
         Resignation.
         ------------

         Independently and without reliance upon the Co-Agents or the Administrative Agent, each Bank has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of the Company and the Guarantor in connection with the making and the continuance of the Loan hereunder and the taking or refraining from taking of any action in connection herewith, and (b) its own credit analysis or appraisal of the creditworthiness of the Company and the Guarantor. In addition, each Bank has reviewed and approved the form and substance of each of the Loan Documents. Neither the Co-Agents nor the Administrative Agent shall have any duty or responsibility either initially or on a continuing basis to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of the Loan or at any time or times thereafter. Neither the Co-Agents nor the Administrative Agent has made any representation or warranty, express or implied, with respect to, and shall not be responsible to any Bank for (a) any recitals, statements, information, representations or warranties contained in this Agreement, the Loan Documents, or in any agreement, document, certificate or a statement delivered in connection herewith; (b) the execution, effectiveness, genuineness, validity, collectibility or sufficiency of this Agreement; or of the financial condition or creditworthiness of the Company or the Guarantor or of the value of any of the properties in the Collateral Pool; (c) the collectibility of the Loan, or
(d) any other matter having any relation to this Agreement, the Loan or the Loan Documents. Neither the Co-Agents nor the Administrative Agent shall be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Loan Documents, or the financial condition or creditworthiness of Company or the Guarantor, or the existence of any Event of Default or any condition, event or act that, with notice or lapse of time or both, would constitute such an Event of Default.

         Both the Co-Agents and the Administrative Agent shall have the right to resign on thirty days' written notice to the Banks, and upon such resignation, the Required Banks shall designate a successor agent. The Required Banks, with the consent of the Company if there is then existing no Event of Default, shall have the right to remove the Administrative Agent based upon the failure of the Administrative Agent to perform the duties described in this Agreement and to appoint a successor Administrative Agent. The consent of the Company shall not be unreasonably withheld. Any successor agent shall succeed to the rights, powers and duties of the Co-Agents or the Administrative Agent, as the case may be, and the terms "Co-Agents" and "Administrative Agent" shall mean such respective successor agents effective upon their appointment, and the former Co-Agent's or Administrative Agent's rights, powers and duties as Co-Agents or Administrative Agent respectively shall be terminated, without any other or further act or deed on the part of such former Co-Agents or Administrative Agent. After any Co-Agent's or Administrative Agent's resignation or removal hereunder, the provisions of this section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Co-Agent or Administrative Agent under this Agreement.

14.4     Certain Rights of the Agent.
         ---------------------------

         Subject to the provisions of this Agreement, if the Co-Agents or Administrative Agent shall request instructions from the Banks with respect to any act or action (including failure to act) in connection with this Agreement, the Co-Agents or the Administrative Agent, as the case may be, shall be entitled to refrain from such act or taking such action unless and until the Co-Agents or the Administrative Agent shall have received instructions from the Majority Banks; and neither the Co-Agents nor the Administrative Agent shall incur liability to any Bank or any other party by reason of so refraining. Without limiting the foregoing, none of the Banks shall have any right of action whatsoever against the Co-Agents or the Administrative Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Majority Banks. In the event that the Co-Agents or the Administrative Agent at any time request approval for any proposed course of action relating to the Loan or this Agreement and any one or more of the Banks fails to respond in writing within thirty calendar days of the date of such request, each Bank so failing to respond shall be conclusively deemed to have given its approval to such proposed action.

14.5     Reliance.
         --------

         The Co-Agents and the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, affidavit resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice and statements of legal counsel (including, without limitation, counsel to the Company or the Guarantor), independent accountants and other experts selected by the Co-Agents or the Administrative Agent. The Co-Agents and the Administrative Agent may employ agents and attorneys-in-fact and shall not be liable for the default or misconduct of any such agents or attorneys-in-fact selected by the Co-Agents or the Administrative Agent.

14.6     Notice of Default.
         -----------------

         Neither the Co-Agents nor the Administrative Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder or under the Loan Documents, unless the

Co-Agents or the Administrative Agent has received written notice from a Bank, the Company or the Guarantor referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default." In the event that the Co-Agents or the Administrative Agent receives such a notice, the Co-Agents shall promptly give notice thereof to each Bank. The Co-Agents shall take such action with respect to such Event of Default as shall be reasonably directed by the Majority Banks; PROVIDED that unless and until the Co-Agents shall have received such directions, the Co-Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as they shall deem advisable in the best interests of the Banks.

14.7     Indemnification.
         ---------------

         To the extent the Co-Agents and the Administrative Agent are not reimbursed and indemnified by the Company or the Guarantor, or any of them, each Bank will reimburse and indemnify the Co-Agents and the Administrative Agent pro rata in proportion to its Commitment Limit for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which at any time (including, without limitation, at any time following the payment of the Loan) may be imposed on, incurred by or asserted against the Co-Agents or the Administrative Agent in performing its duties hereunder, or in any way relating to or arising out of this Agreement, the Loan Documents, or any documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted by the Co-Agents or the Administrative Agent in any such capacity thereunder or in connection therewith; provided that, the Banks shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Co-Agents' or the Administrative Agent's willful misconduct or gross negligence. The provisions of this Section 14.7 shall survive the termination of this Agreement and the payment in full of all notes and reimbursement agreements outstanding pursuant hereto.

14.8     The Co-Agents and the Administrative Agent in Their Individual
         --------------------------------------------------------------
         Capacities.
         -----------

         The Co-Agents and the Administrative Agent and their respective affiliates may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking or trust business with, the Company or the Guarantor or either of their affiliates, and receive payment on such loans or extensions of credit or otherwise act with respect thereto fully and without accountability to the Banks in the same manner as if the Co-Agents and the Administrative Agent were not performing the duties specified herein and the transactions described herein were not in effect. Each of the Banks and their affiliates shall have the right similarly to engage in such banking or trust business with the Company, the Guarantor and their affiliates.

         No Bank shall have an interest in any property taken as collateral or security for any loans or extensions of credit made by another Bank, one of the Co-Agents or the Administrative Agent, or any of their respective affiliates or in any property in any such party's possession or control, or in any deposit held or other indebtedness owing by any such party or its affiliates, which may be or become collateral for or otherwise available for payment of the Loan by reason of the general description of secured obligations contained in any security agreement or other instrument held by such party or by reason of the right of set off, counterclaim or otherwise, except that if such property, deposit or indebtedness or the proceeds thereof shall be applied in reduction of the Loan, each Bank shall be entitled to its pro rata percentage of such application. Neither the Co-Agents nor the Administrative Agent shall have any obligation to make any claim against, or assert any lien upon or right of set off against, any such property held by the Co-Agents, the Administrative Agent, or any of the Banks.

14.9     Amendment and Modifications.
         ---------------------------

         The Co-Agents may, subject to the provisions of this Section 14.9, and to the other provisions of this Agreement requiring the approval of certain matters by the Banks, the Required Banks or the Majority Banks from time to time enter into written amendments or supplemental agreements to this Agreement or to the Loan Documents executed by the Company and the Guarantor (other than the notes and guarantees delivered by the Company to the Banks), for the purpose of adding or deleting any provisions of this Agreement or the Loan Documents, or otherwise changing, varying or waiving in any manner the rights of the Banks, the Co-Agents, the Administrative Agent, the Company or the Guarantor thereunder or the conditions, provisions or terms thereof, or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; provided, however, that no such amendment or supplemental agreement shall without the consent of all the Banks: (a) extend the maturity of the Loan, or waive or extend the time for the payment of principal, interest or fees, (b) increase the principal amount of the Loan, (c) decrease the rate or rates of interest thereon or any fee payable by the Company or the Guarantor or any of them to the Banks pursuant to this Agreement, (d) alter, amend or modify Sections 10.10 or 10.17, (e) alter, amend or modify the automatic nature of an Event of Default pursuant to Sections 12.1(f) or (g), (f) alter, amend or modify this Section 14.9 or any section providing a right of approval to the Banks, the Required Banks or the Majority Banks, (g) alter the meaning of the terms Majority Banks or Required Banks, or (h) change the rights and duties of the Co-Agents or the Administrative Agent; nor shall any such amendment or supplemental agreement alter, amend or modify Sections 7, 1.1, or 10.25 without the consent of the Required Banks. Any such amendment or supplemental agreement shall be binding upon the Company, the Guarantor, the Banks, the Co-Agents, the Administrative Agent and any of them, and a copy thereof shall be delivered by the Administrative Agent to each of the Banks promptly upon execution. No waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

14.10    Pro Rata Treatment and Payments.
         -------------------------------

         Each borrowing or extension of credit under the Loan from the Banks, each payment (including each prepayment) by the Company of principal, interest, and annual letter of credit and Loan usage fees provided for in the Agreement on the Loan and all proceeds from any liquidation of collateral shall be made or applied pro rata pursuant to the respective Commitment Limits of the Banks; provided that no Loan usage fee shall be payable to any Bank that may have ceased to fund its Pro Rata Share of Advances hereunder.

14.11    Funding of Advances.
         -------------------

         On the date of the closing of the Loan or any later date when funds are to be disbursed to the Company pursuant to the Loan, each Bank shall pay to the Administrative Agent its Pro Rata Share, of the amount of the disbursement, in funds available for immediate use, by 1:00 p.m. Columbus, Ohio, time on the same banking day on which the Advance is made, provided, however, that the Administrative Agent shall give each Bank notice of a LIBO Rate Advance promptly after notice is received from the Company pursuant to Section 2.3 and shall use its best efforts to give each Bank notice of the funding of a Prime Interest Rate Advance no later than 4:00 p.m., Columbus, Ohio time on the banking day immediately preceding the day of the advance. In the event any Bank fails or refuses to make payment to the Administrative Agent as required herein, then the Administrative Agent, without limitation, shall be entitled to pursue all remedies and rights permitted by this Agreement, law, or equity and further shall be entitled to, but not be required to, do all or any of the following: (a) fund such Bank's Pro Rata Share of the disbursement, (b) accrue interest on any unpaid amount at the Federal Funds Rate (as defined below), (c) withhold from such Bank all interest, principal, fees and late charges attributable to such Bank's Pro Rata Share thereof through the date such Bank funds its Pro Rata Share thereof and pays the interest due thereon, plus any additional cost or expense, including without limitation, reasonable attorneys fees, incurred by the Co-Agents or the Administrative Agent as a result of such Bank's failure to pay, and (d) offset against such Bank's Pro Rata Share all sums received by the Co-Agents or the Administrative Agent in connection with the Loan until reimbursed by the Bank that failed or refused to make such payment. All payments received by the Administrative Agent in respect of the Loan shall be distributed pro rata to the Banks promptly after the Administrative Agent shall have collected such payment in immediately available funds. As used herein, "Federal Funds Rate" shall mean for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (for if such day is not a Business Day, the next preceding Business Day) by the Federal Reserve Bank of New York, of if such rate is not so published for any day which is a Business Day, the average of quotations for such day and such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

14.12    Delinquency.
         -----------

         Upon the occurrence and continuance of an Event of Default pursuant to this Agreement, the Co-Agents shall consult with each Bank regarding the course of action to be taken with respect to such default. If the Co-Agents do not receive an agreed course of action to be taken from the Majority Banks, the Co-Agents thereafter shall take such action or direct the Administrative Agent to take such action as they shall in good faith deem necessary to protect the interests of the Banks, including, but not limited to, acceleration of the Loan or foreclosure upon any collateral. In the event that the Co-Agents shall have received no direction from the Majority Banks and shall be unable to agree on a course of action, the Administrative Agent shall, as agent for and in the name of the Banks, promptly institute all such civil actions as may be required to obtain judgments on all promissory notes evidencing the Loan and to foreclose upon any collateral then held by the Administrative Agent as agent for the Banks. The failure of the Co-Agents to agree or of the Co-Agents or of any Bank to discuss any proposed course of conduct with any other Bank or the Co-Agents shall not be asserted by the Company or the Guarantor to be a breach of this Agreement by such Bank, nor will it in any way impair the enforceability of any action taken to declare the Loan in default and/or accelerate the maturity thereof.

14.13    Equalization.
         ------------

         (a) If any Bank (a "Benefitted Bank") shall at any time receive any payment of all or part of its Pro Rata Share of the Loan, or interest thereon, or receive any property in respect thereof (whether voluntarily or involuntarily by set-off) in a greater proportion than any such payment to and property received by any other Bank, in respect of such other Bank's Pro Rata Share of the Loan, or interest thereon, and such greater proportionate payment or receipt of property is not expressly permitted hereunder, such Benefitted Bank shall purchase for cash from the other Bank such portion of each such other Bank's Pro Rata Share of the Loan, or shall provide such other Bank with the benefits of any such property, or the proceeds thereof, as shall be necessary to cause such Benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each Bank; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company and the Guarantor agree that each Bank so purchasing a portion of another Bank's Pro Rata Share of the Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.

         (b) In addition to any rights and remedies of the Co-Agents, the Administrative Agent and the Banks provided by law, upon the occurrence of an Event of Default pursuant to this Agreement, each Bank shall have the right, without prior notice to the Company or the Guarantor, any such notice being expressly waived by the Company and the Guarantor, to the extent permitted by applicable law, to set off and apply against any indebtedness, whether owing from such Bank to the Company or the Guarantor, at, or at any time after, the occurrence of any of the above-mentioned events. To the extent permitted by applicable law, the aforesaid right of set off may be exercised by such Bank against the Company or the Guarantor or against any trustee in bankruptcy, custodian, debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Company or the Guarantor, or against anyone else claiming through or against the Company or the Guarantor or against any such trustee in bankruptcy, custodian, debtor-in-possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditor, notwithstanding the fact that any such right of set off shall not have been exercised by such Bank prior to the making, filing or issuance, or service upon such Bank of, notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant.

14.14    Assignment of Interests.
         -----------------------

         (a) This Agreement and the Loan Documents shall be binding upon and inure to the benefit of the Company, the Guarantor, the Banks, the Co-Agents, the Administrative Agent, all future holders of the promissory notes and guarantees comprising a portion of the Loan Documents and their respective successors and assigns, except that neither the Company nor the Guarantor may assign or transfer any of its rights or obligations under this Agreement or the Loan Documents without the prior written consent of each Bank.

         (b) Each Bank shall have the right at any time, upon the written approval of the Co-Agents and the Company (which approval of the Company shall not be required if there has occurred and is continuing an Event of Default) following notice of its intent to do so, to sell, assign, transfer or negotiate all or any part of its Pro Rata Share of the Loan to one or more other financial institutions. The approval of the Co-Agents and the Company shall not be unreasonably withheld. Every such sale, transfer or assignment, other than the sale of a participation interest only, shall be in the minimum amount of $10,000,000.00. Subject to the provisions of Section 14.14(c), any Bank may sell participation interests without the approval of any other party.

         (c) Except to the extent that the Co-Agents may join additional Banks to this Agreement as provided in Section 1 hereof, thereby ratably reducing the Commitment Limits of The Huntington

National Bank and KeyBank National Association, no Bank shall, as between and among the Company, the Guarantor, the Co-Agents, the Administrative Agent and such Bank, be relieved of any of its obligations hereunder as a result of any sale of a participation interest in all or any part of its interest in the Loan, and each such selling Bank shall have the obligation to subservice all such participation interests sold.

         (d) Any other provision of this Agreement notwithstanding, neither The Huntington National Bank nor KeyBank National Association shall sell, assign, transfer or negotiate any part of its Pro Rata Share of the Loan if the effect of such sale, assignment, transfer or negotiation would be to reduce the Commitment Limit of such Co-Agent to less than $25,000,000.00.

                                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                                           By: Glimcher Properties Corporation
                                           Its:  Sole General Partner

                                           By:  /s/ David J. Glimcher
                                                -------------------------------
                                           Its: President
                                                -------------------------------
                                    GLIMCHER REALTY TRUST

                                           By:  /s/ David J. Glimcher
                                                -------------------------------
                                           Its: President
                                                -------------------------------

                                    GLIMCHER PROPERTIES CORPORATION

                                           By:  /s/ David J. Glimcher
                                                -------------------------------
                                           Its: President
                                                -------------------------------

                                    THE HUNTINGTON NATIONAL BANK, as
                                    Administrative Agent

                                           By:  /s/ David A. DeVictor
                                                -------------------------------
                                           Its:  Assistant Vice President
                                                -------------------------------

                                    THE HUNTINGTON NATIONAL BANK, as

                                    Co-Agent

                                           By:  /s/ David A. DeVictor
                                                --------------------------------
                                           Its:  Assistant Vice President
                                                --------------------------------

                                    KEYBANK NATIONAL ASSOCIATION , as Co-Agent

                                           By:  /s/ Renee Rush Csurhan
                                                --------------------------------
                                           Its:  Senior Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   THE HUNTINGTON NATIONAL BANK
$32,500,000.00

                                           By:  /s/ David A. DeVictor
                                                --------------------------------
                                           Its:  Assistant Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   KEYBANK NATIONAL ASSOCIATION
$32,500,000.00

                                           By:  /s/ Renee Rush Csurhan
                                                --------------------------------
                                           Its:  Senior Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   FLEET NATIONAL BANK
$20,000,000.00

                                           By:  /s/ Thomas T. Hanold
                                                --------------------------------
                                           Its:  Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   STAR BANK, NATIONAL ASSOCIATION
$20,000,000.00

                                           By:  /s/ Marilyn K. Miller
                                                --------------------------------
                                           Its:  Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   PNC BANK, OHIO, NATIONAL ASSOCIATION
$25,000,000.00

                                           By:  /s/ Dan R. Heberle
                                                --------------------------------
                                           Its:  Authorized Signatory
                                                --------------------------------

COMMITMENT LIMIT:                   THE PROVIDENT BANK
$10,000,000.00

                                           By:  /s/ Brent E. Johnson
                                                --------------------------------
                                           Its:  Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   NATIONAL CITY BANK OF COLUMBUS
$20,000,000.00

                                           By:  /s/ Steven A. Smith
                                                --------------------------------
                                           Its:  Vice President
                                                --------------------------------

COMMITMENT LIMIT:                   BANKERS TRUST COMPANY
$30,000,000.00

                                           By:  /s/ Alexander B. Johnson
                                                --------------------------------
                                           Its:  Managing Director
                                                --------------------------------

                                    EXHIBIT A

                               ______ AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT
                   ------------------------------------------

         This _____ Amendment to Second Amended and Restated Loan Agreement (this "Amendment") is entered into at Columbus, Ohio, by and among The Huntington National Bank, KeyBank National Association, those banks that are parties to the Second Amended and Restated Loan Agreement hereinafter described, and ___________________ (the "New Bank"), as lenders (collectively, the "Banks"); The Huntington National Bank and KeyBank National Association, as co-agents (the "Co-Agents"); The Huntington National Bank, as administrative agent (the "Administrative Agent"); Glimcher Properties Limited Partnership, as borrower (the "Company"); and Glimcher Realty Trust and Glimcher Properties Corporation, as guarantors (collectively the "Guarantor"), as of the _____ day of _________, 199___, in order to amend the Second Amended and Restated Loan Agreement entered into by and among The Huntington National Bank, KeyBank National Association (in each case in their respective roles as lenders and agents), the Banks (other than the New Bank), the Company and the Guarantor as of the 15th day of May, 1997 (the "Loan Agreement").

         Whereas, the parties to this Amendment desire for the New Bank to become a Bank under the terms of the Loan Agreement, the Loan Agreement is hereby amended as follows:

         1. The New Bank shall become a Bank as defined in the Loan Agreement effective as of the date of this Amendment, entitled to all the benefits and subject to all the obligations of a Bank under the terms of the Loan Agreement. The New Bank agrees to be bound by all those provisions of the Loan Agreement binding upon a Bank.

         2. The Commitment Limit (as defined in the Loan Agreement) of the New Bank shall be $_______________, and the respective Commitment Limits of The Huntington National Bank and KeyBank National Association shall be ratably reduced by that amount.

         3. All communications directed to the New Bank under the Loan Agreement or the promissory note executed and delivered to the New Bank in connection therewith shall be mailed to:

                         (NAME AND ADDRESS OF NEW BANK)

                            (SIGNATURE LINES FOR ALL OTHER PARTIES TO AMENDMENT)

                                    EXHIBIT B

                                 Revolving Note

$________________                 Columbus, Ohio                    May 15, 1997


         FOR VALUE RECEIVED, the undersigned, hereinafter referred to in the plural, promise to pay to the order of (NAME OF BANK) (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of ___________________________ Dollars ($____________) or so
much thereof as shall have been advanced by the Bank at any time and not hereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time(s) and in the manner(s) hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note ("Note") and prior to maturity as provided in the Loan Agreement hereinafter described.

         This Note is executed and the advances contemplated hereunder are to be made pursuant to a Second Amended and Restated Loan Agreement (hereinafter called the "Loan Agreement") dated as of May 15, 1997, and all the covenants, representations, agreements, terms, and conditions contained therein, including but not limited to conditions of default, are incorporated herein as if fully rewritten.

INTEREST
--------

         Interest will accrue on the unpaid balance of the Principal Sum until paid at the rate or rates of interest set forth in the Loan Agreement.

         Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to two (2) percentage points in excess of the Prime Commercial Rate.

         All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment.

         As used herein, Prime Commercial Rate shall mean the rate established by The Huntington National Bank from time to time as its Prime Commercial Rate based on its consideration of economic, money market, business and competitive factors. The Prime Commercial Rate is not necessarily the lowest rate offered to business borrowers by The Huntington National Bank. Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, any variable rate of interest on the obligation evidenced hereby shall change automatically without notice to the undersigned immediately with each change in the Prime Commercial Rate.

MANNER OF PAYMENT
-----------------

         The Principal Sum shall be payable on July 31, 1998, and accrued interest shall be due and payable monthly at the times provided in the Loan Agreement, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
-----------

         Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

DEFAULT
-------

         Upon the occurrence of any of the Events of Default described in
Section 12 of the Loan Agreement, the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agree to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

         All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which then secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

         THE UNDERSIGNED ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE UNDERSIGNED AND THE BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS NOTE ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, THE UNDERSIGNED HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS NOTE OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

                                      GLIMCHER PROPERTIES LIMITED PARTNERSHIP

                                      By: Glimcher Properties Corporation

                                      Its: Sole General Partner

                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------

                                    EXHIBIT C


--------------------------------------------------------------------------------

GUARANTOR:  Glimcher Realty Trust             DEBTOR:   Glimcher Properties
                                                        Limited Partnership

ADDRESS:    20 South Third Street             ADDRESS:  20 South Third Street
            Columbus, Ohio 43215                        Columbus, Ohio 43215

--------------------------------------------------------------------------------



GUARANTY

For the purpose of inducing (NAME OF BANK) (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of Glimcher Properties Limited Partnership (hereinafter referred to as "Debtor"), the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank in any manner.

The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, to the extent that such Obligations arise from or are connected with indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the principal amount of $__________, pursuant to a promissory note dated as of May 15, 1997, and a Second Amended and Restated Loan Agreement dated as of May 15, 1997.

Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No such written notice or other revocation will in any way affect the duties of Guarantors to Bank with respect to either Obligations incurred by Debtor or instruments executed by Debtor prior to the receipt of such notice by such loan officer of Bank. In addition, no such written notice or other revocation will in any way affect the liabilities of Guarantors to Bank with respect to revolving Obligations of Debtor on which loans or advances are made, whether such loans or advances are made prior or subsequent to such notice. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.

Bank's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Bank as a result of the bankruptcy, insolvency or reorganization of Debtor, Guarantors, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

Guarantors waive any claims or other rights which they might now have or hereafter acquire against Debtor or any other person, guarantor, maker or endorser primarily or contingently liable on the Obligations that arise from the existence or performance of Guarantors' obligations under this Guaranty or under any instrument or agreement with respect to any property constituting collateral or security herefor, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank against Debtor or any collateral security therefor which Bank now has or hereafter acquires; whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

Guarantors waive presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors.

Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the laying of venue of any such suit, action or proceeding; and irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

GUARANTORS ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN GUARANTORS AND BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS GUARANTY ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS GUARANTY OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

This Guaranty and all documents, agreements, understandings and arrangements relating to the transactions contemplated hereby have been or will be executed or entered into on behalf of Glimcher Realty Trust by one or more officers or trustees of Glimcher Realty Trust, which has been formed as a Maryland real estate investment trust pursuant to a Declaration of Trust of Glimcher Realty Trust dated as of September 1, 1993, in their capacities as officers or trustees, and not individually, and neither the trustees, officers or shareholders of Glimcher Realty Trust shall be bound or have any personal liability hereunder or thereunder. Bank shall look solely to the assets of Glimcher Realty Trust for satisfaction of any liability of Glimcher Realty Trust in respect hereof and in respect of all documents, agreements, understandings and arrangements relating hereto and will not seek recourse or commence any action against any of the trustees, officers or shareholders of Glimcher Realty Trust or any of their personal assets for the performance or payment of any obligation of Glimcher Realty Trust hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions hereunder between Glimcher Realty Trust and Bank.

Executed and delivered at Columbus, Ohio, this 15th day of May, 1997.

                                       GUARANTOR:

                                       GLIMCHER REALTY TRUST

                                       By:
                                          -----------------------------
                                       Its:
                                           ----------------------------

                                    EXHIBIT D

--------------------------------------------------------------------------------

GUARANTOR:  Glimcher Properties                DEBTOR:   Glimcher Properties
            Corporation                                  Limited Partnership

ADDRESS:    20 South Third Street              ADDRESS:  20 South Third Street
            Columbus, Ohio 43215                         Columbus, Ohio  43215

--------------------------------------------------------------------------------



GUARANTY

For the purpose of inducing (NAME OF BANK) (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of Glimcher Properties Limited Partnership (hereinafter referred to as "Debtor"), the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank in any manner.

The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, to the extent that such Obligations arise from or are connected with indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the principal amount of $___________, pursuant to a promissory note and dated as of or May 15, 1997, and a Second Amended and Restated Loan Agreement dated as of May 15, 1997.

Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No such written notice or other revocation will in any way affect the duties of Guarantors to Bank with respect to either Obligations incurred by Debtor or instruments executed by Debtor prior to the receipt of such notice by such loan officer of Bank. In addition, no such written notice or other revocation will in any way affect the liabilities of Guarantors to Bank with respect to revolving Obligations of Debtor on which loans or advances are made, whether such loans or advances are made prior or subsequent to such notice. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.

Bank's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Bank as a result of the bankruptcy, insolvency or reorganization of Debtor, Guarantors, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

Guarantors waive any claims or other rights which they might now have or hereafter acquire against Debtor or any other person, guarantor, maker or endorser primarily or contingently liable on the Obligations that arise from the existence or performance of Guarantors' obligations under this Guaranty or under any instrument or agreement with respect to any property constituting collateral or security herefor, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Bank against Debtor or any collateral security therefor which Bank now has or hereafter acquires; whether such claim, remedy or right arises in equity, under contract or statute, at common law, or otherwise.

Guarantors waive presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors.

Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the laying of venue of any such suit, action or proceeding; and irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

GUARANTORS ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN GUARANTORS AND BANK, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS GUARANTY ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS GUARANTY OR TO ANY OF THE OTHER INSTRUMENTS OR DOCUMENTS EXECUTED IN CONNECTION HEREWITH.

If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

Executed and delivered at Columbus, Ohio, this 15th day of May, 1997.

                                   GUARANTOR:

                                   GLIMCHER PROPERTIES CORPORATION

                                   By:
                                      ------------------------------
                                   Its:
                                       -----------------------------

                                    EXHIBIT E

                                  May 15, 1997

The Huntington National Bank
41 South High Street, 8th Floor
Columbus, Ohio   43215

KeyBank National Association
127 Public Square, 6th Floor
Cleveland, Ohio 44114

Fleet National Bank
75 State Street
MA/BO/F11C
Boston, MA 02109

PNC Bank, Ohio, National Association
201 East Fifth Street
P.O. Box 1198
Cincinnati, OH 45201

National City Bank, Columbus
155 East Broad Street
Columbus, Ohio 43215

Star Bank, N.A.
501 West Schrock Road
Westerville, Ohio 43081

The Provident Bank
One East Fourth Street
Cincinnati, Ohio 45202

Bankers Trust Company
280 Park Avenue
Floor 21 W
New York, New York 10017

         RE: Second Amended and Restated Loan Agreement ($190,000,000) dated as of May 15, 1997

Ladies and Gentlemen:

         The undersigned is General Counsel to Glimcher Properties Limited Partnership, a limited partnership formed under the law of the State of Delaware (the "Borrower"), Glimcher Realty Trust, a real estate investment trust formed under the law of the State of Maryland (the "Trustee"), and Glimcher Properties Corporation, a corporation formed under the law of the State of Delaware (a wholly owned subsidiary of the Trust and the sole general partner of the Borrower) (the "General Partner"). This opinion letter is delivered to you in connection with the preparation of the Second Amended and Restated Loan Agreement dated as of May 15, 1997, among The Huntington National Bank, KeyBank National Association and the Banks that are parties to that Agreement (the "Banks"), The Huntington National Bank and KeyBank National Association, as Co-Agents (in that capacity, the "Co-Agents") and The Huntington National Bank, as Administrative Agent (in that capacity, the "Administrative Agent"), the Borrower, the Trust and the General Partner (the "Loan Agreement"). The Trust and the General Partner are herein sometimes also referred to as the "Guarantors."

         This opinion letter is provided to you as lenders and as Co-Agents for the Banks at the request of the Borrower, the Trust and the General Partner pursuant to Section 9.3 of the Loan Agreement. Except as otherwise indicated herein, capitalized terms used in this opinion letter are defined as set forth in the Loan Agreement.

         The law covered by the opinions expressed herein is limited to the federal law of the United States, the law of the State of Ohio, the limited partnership law and the general corporation law of the State of Delaware, and the real estate investment trust law of the State of Maryland.

         We have reviewed originals or copies certified or otherwise identified to our satisfaction of the following documents:

         1.       The Loan Agreement, with exhibits

         2. The Revolving Promissory Notes (collectively, the "Note") in favor of each of the Banks

         3. The Guarantees dated as of May 15, 1997, between the Trust and each of the Banks (the "Trust Guarantees")

         4. The Guarantees dated as of May 15, 1997, between the General Partner and each of the Banks (the "General Partner Guarantees")

         (Items 1 through 4 above are hereinafter sometimes referred to as the "Transaction Documents.")

         5.       The Limited Partnership Agreement of the Borrower

         6.       The organizational documents of the Trust

         7.       The Certificate of Incorporation and Bylaws of the General
                  Partner

         8. The records of the proceedings of the partners of the Borrower, the trustees and shareholders of the Trust and the Board of Directors and shareholder of the General Partner.

         (Items 5 through 8 above are hereinafter sometimes referred to as the "Organizational Documents.")

         In addition, we have examined, and relied as to matters of fact, upon originals or copies, certified or otherwise identified to our satisfaction, of such trust, partnership and corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Borrower, the Trust and the General Partner, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth, subject to the assumptions, limitations and qualifications noted below.

         In expressing the opinion set forth below, we have assumed, and so far as is known to us there are not facts inconsistent with, the following:

         1. Each of the parties (other than the Borrower, the Trust or the General Partner) executing any of the Transaction Documents has duly and validly executed and delivered each of the Transaction Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms except as limited (a) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights, (b) by general equitable principles, whether applied in law or in equity, or (c) by applicable doctrines of commercial reasonableness.

         2. Each individual executing any of the Transaction Documents on behalf of a party (other than the Borrower, the Trustee or the General Partner) is duly authorized to do so.

         3. Each individual executing any of the Transaction Documents is legally competent to do so.

         4. All documents submitted to us as originals are authentic. All documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All statements and information contained in the documents (other than the matters as to which we are opining) are true and complete.

         Based upon and subject to the foregoing, we are of the opinion that:

         A. Each of the Transaction Documents is enforceable against the Borrower, the Trust or the General Partner, as the case may be, which is a party thereto, subject to (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights, (b) general equitable principles, whether applied in law or in equity, or (c) applicable doctrine of commercial reasonableness.

         B. Execution and delivery by the Borrower of, and performance of its agreements in the Loan Agreement and the Note do not (i) violated the Organizational Documents of the Borrower, (ii) to our knowledge, breach, or result in a default under, any existing obligation of the Borrower under any agreement to which the Borrower is a party, or (iii) to our knowledge, breach or otherwise violate any existing obligation of the Borrower under any court order, except in each case where such breach, violation or default would not either singly or in the aggregate have a material adverse effect on the Borrower and its Subsidiaries, taken together as a whole.

         C. Execution and delivery by the Borrower of, and performance by the Borrower of its agreements in, the Loan Agreement and the Note do not violate applicable provisions of statutory law or regulation, except where such violation would not either singly or in the aggregate have a material adverse effect on the Borrower and the Subsidiaries, taken together as a whole.

         D. Execution and delivery by the Trust of, and performance of its agreements in, the Loan Agreement and Trust Guarantees do not (i) violate the Organizational Documents of the Trust, (ii) to our knowledge, breach, or result in a default under, any existing obligation of the Trust under any agreement to which the Trust is a party, or (iii) to our knowledge, breach or otherwise violate any existing obligation of the Trust under any court order, except in each case where such breach, violation or default would not either singly or in the aggregate have a material adverse effect on the Trust and its Subsidiaries, take together as a whole.

         E. Execution and delivery by the Trust of, and performance by the Trust of its agreements in, the Loan Agreement and the Trust Guarantees do not violate applicable provisions of statutory law or regulations or adversely affect its status as a real estate investment trust under all applicable state and federal law, except where such violation would not either singly or in the aggregate have a material adverse effect on the Trust and its Subsidiaries, taken together as a whole.

         F. Execution and delivery by the General Partner of, and performance of its agreements in, the Loan Agreement and the General Partner Guarantees do not
(i) violate the Organizational Documents of the General Partner, (ii) to our knowledge, breach, or result in a default under, any existing obligation of the General Partner under any agreement to which the General Partner is a party, or
(iii) to our knowledge, breach or otherwise violate any existing obligation of the General Partner under any court order, except in each case where such breach, violation or default would not either singly or in the aggregate have a material adverse effect on the General Partner and its Subsidiaries, taken together as a whole.

         G. Execution and delivery by the General Partner of, and performance by the General Partner of its agreements in, the Loan Agreement and the General Partner Guarantees do not violate applicable provisions of statutory law or regulations, except where such violation would not either singly or in the aggregate have a material adverse effect on the General Partner and its Subsidiaries, taken together as a whole.

         The opinions expressed in this letter are based upon the law in effect on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision, or otherwise.

         This opinion is being furnished to you solely for your benefit and the benefit of the Banks (as defined in the Loan Agreement) and only with respect to the transaction contemplated by the Loan Agreement. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to, any other person or entity (other than the Banks) without, in each instance, our prior written consent.

                                Very truly yours,

                              GLIMCHER REALTY TRUST
                          CONSOLIDATED OPERATING BUDGET
                                   EXHIBIT F.1

Revenue:

     Minimum rents                                       xxxxxxx

     Percentage rents                                    xxxxxxx

     Tenant recoveries                                   xxxxxxx

     Other                                               xxxxxxx
                                                         -------

          Total revenues                                 xxxxxxx
                                                         -------

Expenses:

     Real estate taxes                                   xxxxxxx

     Recoverable operating expenses                      xxxxxxx

     Other operating expenses                            xxxxxxx

     General and administrative                          xxxxxxx
                                                         -------

          Total expenses                                 xxxxxxx
                                                         -------

Net operating income                                     xxxxxxx
                                                         =======

                         NEGATIVE PLEDGE POOL PROPERTIES
                                OPERATING BUDGET
                                   EXHIBIT F.2

Revenue:

     Minimum rents                                       xxxxxxx

     Percentage rents                                    xxxxxxx

     Tenant recoveries:

        Real estate taxes                                xxxxxxx

        CAM                                              xxxxxxx

        Insurance                                        xxxxxxx

     Other                                               xxxxxxx
                                                         -------

          Total revenues                                 xxxxxxx
                                                         -------

Expenses:

     Real estate taxes                                   xxxxxxx

     Recoverable operating expenses:

        Real estate taxes                                xxxxxxx

        CAM                                              xxxxxxx

        Insurance                                        xxxxxxx

     Reserve                                             xxxxxxx

     General and administrative                          xxxxxxx
                                                         -------

          Total expenses                                 xxxxxxx
                                                         -------

Net operating income                                     xxxxxxx